Exhibit 10.2

MASTER SERVICES AGREEMENT

BETWEEN

AT&T SERVICES, INC.

ON BEHALF OF ITSELF AND ITS AFFILIATES,

AND

MOTRICITY, INC.

AT&T Contract No. 20100607.090.C

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier,

their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

TABLE OF CONTENTS

SECTION/ EXHIBIT	DESCRIPTION
N/A	RECITALS	3
1	DEFINITIONS	3
2	SERVICES	7
3	ORDERING AND ACCEPTANCE	8
4	PRICING AND COMPENSATION	8
5	INVOICE AND PAYMENT	9
6	TERM	9
7	TERMINATION	9
8	AT&T’S DATA	10
9	CONFIDENTIAL INFORMATION	11
10	OWNERSHIP AND PROTECTION OF PROPRIETARY RIGHTS	13
11	USE OF MARKS	15
12	INDEMNIFICATION	15
13	INSURANCE	19
14	COMPANY’S WARRANTIES	22
15	PERFORMANCE METRICS AND NON-PERFORMANCE COMPENSATION	25
16	FORCE MAJEURE	25
17	DELAYS IN PERFORMANCE	26
18	DISASTER RECOVERY	26
19	SAFETY	26
20	LIMITATION OF LIABILITY; NO SPECIAL OR CONSEQUENTIAL DAMAGES	27
21	NOTICES	27
22	DISPUTE RESOLUTION	28
23	RECORDS AND AUDITS	29
24	QUALITY ASSURANCE	31
25	NETWORK CONNECTIONS	32
26	NETWORK ACCESS	33
27	OFFSHORE WORK PERMITTED – UNDER SPECIAL CONDITION	33
28	EXPORT CONTROL	35
29	AT&T BACKGROUND CHECKS	35
30	SUPPLIER UTILIZATION OF MINORITY, WOMEN AND DISABLED VETERAN OWNED BUSINESS ENTERPRISES	36
31	THIRD PARTY ADMINISTRATOR	37
32	MISCELLANEOUS PROVISIONS	37

EXHIBIT A	ORDERING PROCESS, INVOICING AND PAYMENT	42
EXHIBIT B	INTENTIONALLY OMITTED	47
EXHIBIT C	PRIVACY POLICY - INTENTIONALLY OMITTED.	48
EXHIBIT D	SECURITY REQUIREMENTS	49
EXHIBIT E	ACCEPTANCE CERTIFICATE TEMPLATE	59

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

EXHIBIT F	WORK ORDER FORM	61

LIST OF APPENDICES

APPENDIX	DESCRIPTION
G	INITIAL SUPPLIER PARTICIPATION PLAN	72
G-1	PRIME SUPPLIER PARTICIPATION PLAN	76
H	RESULTS REPORT	81
K	OFFSHORE LOCATIONS	83

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

MASTER SERVICE AGREEMENT

This Master Service Agreement (“Agreement”), dated as of the 1st day of October, 2010 (the “Effective Date”) is made between AT&T Services, Inc. a Delaware corporation, on behalf of itself and its Affiliates (“AT&T”) and Motricity, Inc., a Delaware corporation, (“Supplier”). Supplier and AT&T may each also be referred to individually as a “Party” or collectively as the “Parties” throughout this Agreement.

RECITALS

A.	AT&T is interested in obtaining certain Managed Services from Supplier, as more fully described below; and

B.	Supplier is an application service provider in the business of providing such Managed Services to meet AT&T’s requirements;

C.	To the extent that, as a part of providing the Managed Service, Supplier will provide Custom Products, Custom Modifications or other professional services, the Parties will enter into separate Statements of Work, issued under a separate service exhibit to this Agreement (the “Custom Development and Professional Services Exhibit”); and

D.	To the extent that, as a part of providing the Managed Service, Supplier provides Software license(s) such Software license shall be provided pursuant to the terms of a mutually agreed upon “Software Supply and License Agreement,” executed between the Parities.

In consideration of the foregoing recitals, the mutual promises, covenants and agreements herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Definitions.

The terms used in this Agreement shall have their normal or common meaning, except that the following Capitalized terms shall have the following meanings for the purpose of this Agreement. Additional definitions may be found within the attached Exhibit(s):

A.	“Acceptance” or “Accepted.” AT&T will be deemed to have given its “Acceptance” or to have “Accepted” a Service when the applicable test and acceptance procedures have been conducted pursuant to the Agreement, the respective Service Exhibits (to include the related Test Plan) or upon AT&T’s Default Acceptance.

B.	“Acceptance Certificate Template” is as set forth within Exhibit E, attached hereto and incorporated by reference and when prepared by Supplier and submitted to AT&T is referred to as the “Acceptance Certificate.”

C.

“Affiliates” means any entity which controls, is controlled by or is under common control with AT&T or Supplier. The term “control” and its correlative meanings, “controlling,” “controlled by,” and “under common control with” means the legal, beneficial or equitable ownership, directly

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

or indirectly, of more than thirty percent (30%) of the aggregate of all voting equity interests in an entity.

D.	“AT&T Contractor” means an individual or entity under contract with AT&T to perform services or provide products to AT&T and/or AT&T customers.

E.	“AT&T Project” means an AT&T initiative that could result in a potential business relationship with Supplier, and may include other AT&T strategic partners.

F.	“AT&T Project NDA” means the specific non-disclosure agreement, confidentiality agreement or information exchange agreement to be entered into in support of each AT&T Project.

G.	“AT&T Property” means physical and non-physical property of AT&T (or provided on behalf of AT&T), including materials, equipment, software, hardware, networks, IT systems and network connectivity.

H.	“Business Third Party” or “Business Third Parties” means an AT&T-designated third party that is under separate agreement with AT&T to provide service in connection with the Managed Service.

I.	“Change Order” means a written document issued by AT&T to modify a Purchase Order.

J.	“Custom Modifications” means alterations or modifications (if any) to the Software to be performed by, or on behalf of, Supplier pursuant to AT&T written requirements and mutually agreeable terms set forth within an executed Statement of Work.

K.	“Custom Product(s)” means any product(s) (including without limitation, any Deliverables or Custom Modifications) that are created, designed, developed, manufactured or acquired by or on behalf of Supplier in support of the Service under this Agreement (whether by Supplier or its employees, agents or contractors, and whether completed or in-progress) pursuant to the AT&T requirements and paid for by AT&T.

L.	“Customer(s)” means a subscriber or subscribers of AT&T services.

M.	“Customer Information” is as defined within Section 8.1.

N.	“Default Acceptance” means Service is deemed Accepted by AT&T at the time of Delivery, unless Supplier is notified in writing, via the Acceptance Certificate, of any failure in meeting the testing specifications set forth in the Test Plan, or if AT&T uses the Service for any purpose other than test and acceptance.

O.	Deliver” or “Delivery” means Supplier’s turnover to AT&T of Services accompanied with an Acceptance Certificate prepared by Supplier demonstrating compliance with the applicable Service Level(s), Specifications and Acceptance criteria.

P.	“Deliverable(s) means any or all inventions, discoveries, ideas, (whether patentable or not), and all works and materials, including but not limited to products, devices, computer programs, source codes, designs, files, specifications, texts, drawings, processes, data or other information and documentation and all rights incident thereto, in preliminary or final form, and that are provided, produced or developed (whether by or on behalf of Supplier or its employees, agents or contractors, and whether completed or in-progress) pursuant to this Agreement.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Q.	“Documentation” means any user manuals, operator instructions and other documentation and materials used in conjunction with the Service and/or Software and provided by Supplier, whether in printed or electronic form.

R.	“Drug Screen” means the testing for the use of illicit drugs (including opiates, cocaine, cannabinoids, amphetamines, and phencyclidine (PCP)) of any Supplier Person who (i) has unsupervised (or badged) physical Access to AT&T or its customer’s premises, or (ii) has regular or recurring supervised physical Access to AT&T or its customer’s premises for more than thirty (30) days in the aggregate annually.

S.	“Error(s)” or “Service Defect(s)” means a failure to conform to applicable Specifications as may be further described within the applicable Service Exhibit.

T.	“Force Majeure” means any act of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, acts of terrorism, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, arrest and restraints of governments and people, civil disturbances, and explosions.

U.	“Harmful Code” means any virus, worm, bomb, Trojan Horse or any undocumented software locks or drop dead devices which would render inaccessible or impair in any way the operation of the Software or Service or any other hardware, software or data which the Software or Service is designed to process or use, or any other hardware, software or data attached to, resident on, or accessible to the system on which the Software is executed or stored.

V.	“Identification Credentials” includes, with respect to each Supplier Person, his or her Social Security number, driver’s license, educational credentials, employment history, home address, and citizenship indicia.

W.	“Indemnified Party” or “Indemnified Parties” is as defined within Section 12.2.

X.	“Information” means all confidential, proprietary or trade secret information, including discoveries, ideas, concepts, know-how, techniques, processes, procedures, designs, specifications, strategic information, proposals, requests for proposals, proposed products, drawings, blueprints, tracings, diagrams, models, samples, flow charts, data, computer programs, marketing plans, Customer Information, employee personal information, health or financial information, authentication credentials, and other technical, financial or business information, whether disclosed in writing, orally, visually, in tangible or intangible form, including in electronic mail or by other electronic communication.

Y.	“Intellectual Property Rights” means any rights in any jurisdiction in the world under any patents (including any application, registration, extension, reexamination, reissue, continuation, or renewal patents), copyrights (including any application, registration or renewal thereof), mask work rights, trade secrets, trademarks (including any applications, registrations and the goodwill associated therewith), service marks, trade secret rights, trade dress, moral rights, or foreign equivalents of the foregoing, and any other proprietary rights of any nature.

Z.	“Laws” is defined in Section 14.3 of this Agreement.

AA.	“Marks” is defined in Section 11 of this Agreement.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

BB.	Licensor” means Supplier, as used within Exhibit B “Software Supply and License Agreement” of this Agreement.

CC.	“Nondisclosure Agreement” means the specific non-disclosure agreement, confidentiality agreement or information exchange agreement entered into in support of each Managed Service.

DD.	“Persistent Connection” means connectivity achieved through a persistent physical or logical connection (such as a virtual private network or a frame relay connection), as further described in Section 25 below.

EE.	“Pre-Existing Materials” is defined in Section 10 of this Agreement

FF.	“Product(s)” means a component or components of a Managed Service, such as equipment, software (including but not limited to Deliverables), documentation, designs, or materials, used created or provided by or on behalf of Supplier, as may be further described in the applicable Service Exhibit.

GG.	“Proprietary Materials” means all inventions, discoveries and ideas (whether patentable or copyrightable or not), and all works and materials, including but not limited to, products, tools, devices, computer programs, source codes, processes, procedures, texts, designs, drawings, documentation, engineering materials, specifications, data or other information, in preliminary or final form, and on any media whatsoever, owned or controlled (by license or otherwise) by a Party.

HH.	“Purchase Order” or “P.O.” means a purchase order and/or release under a P.O. issued by AT&T to place orders for Services under this Agreement.

II.	“Service(s)” or Managed Service(s)” means the application service and/or platforms provided to AT&T, as further described in the applicable Service Exhibit, to include consultation, professional, technical, and engineering services, installation or removal services, creation, development or supply of Software, Product, Custom Product and/or Support Services.

JJ.	“Service Level Agreement” or “SLA” means the agreement set out in each Service Exhibit that outlines the performance metrics, obligations and remedies for the respective Service(s).

KK.	“Software” is as defined within the respective Service Exhibit or Software Supply and License Agreement.

LL.	“Specifications means (i) Supplier’s applicable technical and functional Documentation, including any warranty statements, and (ii) AT&T’s written requirements, documentation, specified in or attached to this Agreement, (e.g. an executed Service Exhibit, Statement of Work, etc.), which shall control over any inconsistency with Supplier’s Service specifications and description.

MM.	“SSL” means a secure socket layer protocol.

NN.	“Start Date” means the earlier of: i) the commencement of any discussions or exchanges of Information regarding the relevant AT&T Project or Deliverable, or ii) the date of the AT&T Project NDA relating to such an AT&T Project or Deliverable.

OO.	“Statement of Work(s)” or “SOW(s)” means a written description of the professional service and/or Custom Product Supplier is providing AT&T, pursuant to the terms and conditions of the Custom Development and Professional Services Exhibit.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

PP.	“Subcontractor” means any person or entity supplying labor or materials to perform all or any part of Supplier’s obligations under this Agreement.

QQ.	“Supplier” references to Supplier shall include, when applicable, any AT&T-approved subcontractors, agents or third parties acting through or on behalf of Supplier.

RR.	“Supplier Materials” means certain materials, including, without limitation, data, documentation, software, or information, that are developed by Supplier independent of this Agreement and provided by Supplier or its suppliers under this Agreement as described in the respective Services Exhibit.

SS.	“Supplier Person” is as defined in Section 29.1.

JJ.	“Support Service” means any operational, hosting and/or other support provided to AT&T as part of the Managed Service, as more fully described in the applicable Service Exhibit.

TT.	“Term” is defined in Section 6 of this Agreement.

UU.	“Test Plan(s)” means the mutually agreed upon test and acceptance plan(s) and supporting Documentation required for a specific Service and include such items as test cases and timeframes for testing and acceptance by each respective Party.

VV.	“Work Order” means a written order, form or memoranda as may be delivered to Supplier for limited use (e.g., ordering of materials, creation of ad-hoc report) and specifically excludes any Custom Product or Custom Modifications, an example of which is attached hereto as Exhibit F.

2.	Services.

2.1	Supplier shall perform and provide to AT&T the Managed Services as described a within a subordinate exhibit to the Agreement (“Service Exhibit,”. All Services provided by Supplier will be governed by the terms of this Agreement. Specific terms applicable to a specific Managed Service will be detailed in a Service Exhibit to be mutually agreed upon and executed by the Parties

2.1.1	Unless otherwise agreed by AT&T in writing, Supplier will provide all equipment and supplies necessary or appropriate to perform the Services); and will not subcontract any Services without AT&T’s prior written approval.

2.2	In the event AT&T desires to obtain other Managed Services from Supplier during the term of this Agreement, the Parties will add a new Service Exhibit to be mutually agreed upon for each Managed Service.

2.3	Supplier shall provide AT&T with Custom Products, Custom Modifications, and/or professional services, as might be required in providing the Managed Service, pursuant to a mutually agreed upon Statement of Work.

2.4	To the extent a Managed Service contemplates the purchase and/or licensing of Software, Supplier agrees to supply such software pursuant to a mutually agreed upon “Software Supply and License Agreement” executed by the Parties. Each completed and executed Software Supply and License Agreement shall be a made a part of this Agreement, on its own, or under the respective Service Exhibit entered into under this Agreement.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

2.5	AT&T Property. Any AT&T Property provided for Supplier’s use in performing the Services will be specified in the applicable Service Exhibit. Supplier will be liable for any loss or damage, other than ordinary wear and tear, to AT&T Property in Supplier’s possession or control. In the event of any such loss or damage, Supplier will pay AT&T the full current replacement cost of such equipment or AT&T Property within thirty (30) days after its loss or damage

3.	Ordering and Acceptance

3.1	AT&T shall place orders for Services or Software under this Agreement by issuing Purchase Order(s) following the execution of Service Exhibit, Statement of Work, Work Order, etc. Issuance of Purchase Orders for Services shall be governed exclusively by the terms and conditions of this Agreement, including, but not limited to, the terms described in the “Ordering Process” section of Exhibit A to this Agreement, attached hereto and incorporated by reference.

3.2	Any terms or conditions set forth in a Purchase Order other than those set forth in the “Ordering Process” of Exhibit A shall be null and void.

3.3	AT&T shall have the right to test, review and/or trial the Service as set forth within the applicable Test Plan and/or the respective Services Exhibit.

4.	Pricing and Compensation.

4.1	Prices for Services. Prices for Services purchased under this Agreement will be in accordance with pricing provisions of the respective Service Exhibit.

4.2	Most Favored Customer. Notwithstanding any other provision of this Agreement, all of the prices, benefits, and terms granted by Supplier to AT&T pursuant to this Agreement are hereby warranted by Supplier to be no less favorable to AT&T than the prices, benefits and terms that are being and will be offered by Supplier to any of its other customers for similar Products and Services during the Term of the applicable Exhibit, including any renewals thereof. If and when Supplier reduces the sales price of any Product or Service, then AT&T will be entitled to the benefit of such price reduction for units of the Product or for such Service as described more fully herein (“Price Protection”).

If Supplier enters into any arrangement with any other customer of Supplier providing for more favorable prices than those payable by AT&T hereunder on similar terms and conditions, then the applicable Exhibit will be deemed to incorporate the more favorable prices and Supplier will immediately apply such more favorable pricing to AT&T’ orders. “Most Favored Customer” pricing changes will apply to any Products or Services ordered but not yet shipped or provided to AT&T as soon as such pricing changes are effective.

4.3	This Section 4.2 will apply only to Products and Services for which most favored customer criteria is defined in the applicable Service Exhibit, SOW or similar document.Volume Discount. Upon request of AT&T, Supplier agrees to negotiate in good faith to establish volume discounts that would apply to Services provided under this Agreement. To implement this volume discount pricing, the Parties agree that they will use good faith efforts to establish a volume discount plan, within six (6) months of AT&T’s request. The Volume Discount Plan shall include but is not limited to the following items:

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

i.	volume discounts

ii.	identification of eligible expenditures to be applied against discount, volume discount threshold(s); and

iii.	timing of when the discounts would be applied.

5.	Invoice and Payment

Supplier shall invoice AT&T for Services provided to AT&T under this Agreement and AT&T shall pay Supplier pursuant to the terms and conditions described in the “Invoicing and Payment” section of Exhibit A to this Agreement.

6.	Term

6.1	Agreement. The term of this Agreement will commence on the Effective Date and, unless otherwise terminated pursuant to Section 7 “Termination”, will end two (2) years from the Effective Date (“Initial Term”). At the end of this Initial Term, the Agreement will automatically renew under the existing terms of this Agreement for successive one (1) year periods (each a “Renewal Term”), unless either Party gives the other Party notice of its intent not to renew at least sixty (60) days prior to the end of the then current term. Collectively, the Initial Term and Renewal Terms will be referred to as “Term.”

Provided, however, that in the event the period of time for a particular Service extends beyond the effective date of termination, such Service(s) and this Agreement (but only as to those Services) shall remain in effect for the agreed upon term set forth in the respective Service Exhibit, subject to all of the terms and conditions of this Agreement.

6.2	Service Exhibits. The term for each Service provided under this Agreement shall be as specified in the applicable Service Exhibit.

7.	Termination.

7.1	Termination for Cause. Either AT&T or Supplier may terminate the Agreement and/or the applicable Service Exhibit upon the other Party’s material breach of this Agreement, provided that (a) the non-breaching Party will first have sent written notice to the breaching Party describing the breach in reasonable detail and demanding that it be cured, (b) the breaching Party does not cure the breach within thirty (30) days following its receipt of such notice, and (c) following the expiration of the thirty (30) day cure period, the non-breaching Party sends a second written notice to the breaching Party indicating that the non-breaching Party has terminated this Agreement. Additional termination provisions may be included within the individual Service Exhibits.

7.2	Material Breach. The following will be considered a material breach of this Agreement:

a)	The failure of either Party to perform or observe any material term, condition, or covenant to be performed by it under this Agreement;

b)	The execution of any assignment for the benefit of creditors or the filing for relief by either Party under any applicable bankruptcy, reorganization, moratorium, or similar debtor relief laws;

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

c) The appointment of a receiver for Supplier or AT&T, or for substantially all of their respective assets or properties; and

d) An unauthorized assignment of this Agreement.

7.3	Bankruptcy. If a proceeding is commenced under any provision of the United States Bankruptcy Code, voluntary or involuntary, by or against either Party, and this Agreement has not been terminated, the non-debtor Party may file a request with the bankruptcy court to have the court set a date within sixty (60) days after the commencement of the case, by which date the debtor Party will assume or reject this Agreement and the debtor Party will cooperate and take whatever steps necessary to assume or reject the Agreement by such date.

7.4	Termination for Convenience. AT&T may terminate this Agreement or any one or more of the Service Exhibits entered into pursuant to this Agreement at any time upon thirty (30) days written notice to Supplier, unless otherwise restricted within a Service Exhibit.

7.5	Obligations upon Termination. Except as may otherwise be provided in a Service Exhibit, upon termination or expiration of this Agreement or any one or more of the Service Exhibits Supplier agrees to:

i.	cooperate in an orderly “wind-down” or transition of the affected Service(s) to AT&T or a designated AT&T supplier;

ii.	transfer all relevant AT&T Data and Customer Information to AT&T and/or a designated AT&T supplier, in a commercially available form and method defined by AT&T;

iii.	continue to provide the Service(s) until the earlier of (i) completion of the transition to AT&T or an AT&T designated supplier or (ii) twelve (12) months from expiration or termination of the affected Service(s) (the Transition Period”); and

iv.	enter into a separate Statement of Work with AT&T detailing the transition and/or wind-down plan, including a specific end date and work diligently to implement such transition/wind down of Service in a timely manner.

During the Transition Period, AT&T will pay fees to Supplier and otherwise perform its obligations under this Agreement for the Services as set forth in the applicable Service Exhibit.

7.6	Effect of Termination. Upon receipt of notice of termination, Supplier will, unless otherwise directed by AT&T: (i) transfer title and deliver Custom Products to AT&T (ii) return or destroy (at AT&T’s option) all Customer Information in its possession to AT&T and (iii) take all actions necessary to protect property in Supplier’s possession in which AT&T has or may acquire an interest, applying at least the same standard of care that Supplier uses to protect its own property.

8.	AT&T’s Data.

Supplier acknowledges that AT&T has all ownership rights to the data provided by AT&T to Supplier under the terms of this Agreement (“AT&T Data”) and Supplier agrees to treat all AT&T Data relating to AT&T’s business as confidential and to be used only for the purpose of providing Services to AT&T under this Agreement. At AT&T’s request, Supplier shall remove from the AT&T account any personnel of Supplier that AT&T believes is not treating AT&T Data in a manner consistent with terms of this Section. This provision shall not apply to such AT&T Data as is publicly available, independently developed by Supplier or rightfully obtained from third parties.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

8.1	Customer Information. To the extent that Supplier receives or has access to any personally-identifiable AT&T customer or AT&T personnel data (including, but not limited to, name, address, telephone number, credit card information, social security number, Customer Proprietary Network Information, profiles, customer usage data and/or other data resulting from Customer’s use of the services) (collectively, “Customer Information”), AT&T retains all rights to, and is the sole owner of, all Customer Information. Supplier will treat all Customer Information pursuant to Exhibit D to this Agreement. Supplier will not use or disseminate or authorize the use or dissemination of any Customer Information for any purpose other than in connection with the performance of Supplier’s obligations under this Agreement, without AT&T’s advance written permission, which may be withheld in AT&T’s sole discretion.

8.2	Protection and Security of Customer Information. Supplier will not use or disclose, or permit others to use or disclose, any Customer Information except as necessary for Supplier to fulfill its obligations under this Agreement, or otherwise in accordance with AT&T’s written instructions. Supplier will take all reasonable precautions to protect Customer Information against unauthorized disclosure or alteration, theft, or other misuse including without limitation, maintaining and enforcing safety and security procedures and policies with respect to access, handling and maintenance of Customer Information reasonably designed to (i) insure the integrity and security of Customer Information; (ii) protect against any reasonably foreseeable threats or hazards to the integrity or security of Customer Information; and (iii) protect against unauthorized access to or use of Customer Information that could result in substantial harm or inconvenience to AT&T or its customers. Further, the Parties will cooperate with each other on an ongoing basis to evaluate security standards and will evaluate in good faith recommendations made by the other to protect the security and integrity of Customer Information.

8.3	Retention of Customer Information. As soon as Supplier no longer needs to retain any item of Customer Information in order to perform its duties under this Agreement or otherwise upon AT&T’s written request, Supplier will, at AT&T’s option, promptly return or destroy all tangible material embodying Customer Information in its possession or under its control.

8.4	Privacy. In addition to any other protections afforded under this Agreement, Supplier acknowledges that Customer Information is subject to certain privacy laws and regulations, as well as the AT&T’s privacy policy, as may be changed by AT&T in its discretion from time to time (found at http://www.att.com/gen/privacy-policy?pid=2506 ).

9.	Confidential Information.

9.1	Confidential Information – AT&T

9.1.1

Any Information furnished to Supplier in connection with this Agreement, including Information provided under a separate Nondisclosure Agreement in connection with discussions regarding the Service, or related Service Exhibits, shall remain AT&T’s property. Unless such Information was previously known to Supplier free of any obligation to keep it confidential, or has been or is subsequently made public by AT&T or a third party, without violating a confidentiality obligation, Information shall be kept confidential by Supplier, shall be used only in performing under this Agreement, and may not be used for other purposes except as may be agreed upon between Supplier and AT&T in writing. Supplier is granted no rights or license to such Information. All copies of such Information, whether in written, graphic or other tangible form, shall be returned to AT&T

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

upon the earlier of (i) AT&T’s request or (ii) upon termination, cancellation, or expiration of this Agreement.

9.1.2	Supplier understands and agrees that any and all field trial results prepared by AT&T are and shall remain the property of AT&T and are hereby considered AT&T’s proprietary Information. Therefore, it shall be AT&T’s option, in its sole discretion, to furnish Supplier copies of such documents or to discuss such documents with Supplier. Supplier’s use of field trial reports furnished by AT&T shall be governed by the Publicity section in addition to the provisions contained in this section, Information.

9.1.3	Notwithstanding the foregoing provisions of this Section 9.1, Contractor will not be required to protect AT&T Information from disclosure to the extent: (a) the Information has been publicly disclosed by AT&T; (b) AT&T in writing authorizes Contractor to disclose without restriction; (c) Contractor already lawfully knows the Information at the time it is disclosed by AT&T without an obligation to keep it confidential; (d) Contractor lawfully obtains the Information from any source other than AT&T, provided that such source lawfully disclosed such information; or (e) Contractor independently develops such Information without use of or reference to AT&T’s Information

9.2	Confidential Information – Supplier.

9.2.1	Other than for those rights granted under Section 10.1 “Ownership and Use of Proprietary Materials”, any Information furnished to AT&T in connection with this Agreement, including Information provided under a separate Nondisclosure Agreement in connection with discussions regarding the Service, or related Service Exhibits, shall remain Supplier’s property. Unless such Information was previously known to AT&T free of any obligation to keep it confidential, or has been or is subsequently made public by Supplier or a third party, without violating a confidentiality obligation, Information shall be kept confidential by AT&T, shall be used only in performing under this Agreement, and may not be used for other purposes except as may be agreed upon between Supplier and AT&T in writing. AT&T is granted no rights or license to such Information. All copies of such Information, in written, graphic or other tangible form, shall be returned to Supplier upon the earlier of (i) Supplier’s request or (ii) upon termination, cancellation, or expiration of this Agreement. Notwithstanding the preceding sentences, to the extent AT&T is hosting any Products or Services on its own equipment or its subscribers’ devices, installation, operations, repair, or maintenance Information of Supplier which pertains to the Products or Services which are the subject of this Agreement shall be considered to be confidential but AT&T may disclose such Information to others solely for the purpose of installing, operating, repairing, replacing, removing, and maintaining the Product or Service for which it was initially furnished.

9.2.2	AT&T will not be required to protect Supplier Information from disclosure to the extent: (a) the Information has been publicly disclosed by Supplier; (b) Supplier in writing authorizes AT&T to disclose without restriction; (c) AT&T already lawfully knows the Information at the time it is disclosed by Supplier without an obligation to keep it confidential; (d) AT&T lawfully obtains the Information from any source other than Supplier, provided that such source lawfully disclosed such information; or (e) AT&T independently develops such Information without use of or reference to Supplier’s Information.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

9.3	Notice to Disclose Confidential Information

In the event a Party receives a court order, or is otherwise required by law to disclose any confidential Information, such Party will (a) notify the other immediately upon receipt of such court order or other document requiring disclosure, such that the Party whose confidential Information may be disclosed has time to object and/or move for a protective order, and (b) file any information disclosed in response to such order under seal and/or request that the court seal such confidential Information. Such notice must include, without limitation, identification of the Information to be so disclosed and a copy of the order. The disclosing Party will disclose only such Information as is legally required and will use its best reasonable efforts to obtain confidential treatment for any Information that is so disclosed. Except as may ultimately be required by such court order or law, each Party’s obligations with regard to such confidential Information, as set forth above, will remain in full force and effect.

10.	Ownership and Protection of Proprietary Rights

The following protections apply to proprietary rights of the Parties.

10.1	Ownership and Use of Proprietary Materials.

10.1.1	Custom Products. Unless otherwise agreed in writing by the parties AT&T will be the exclusive owner of all right, title, and interest in and to all Custom Product, including all Intellectual Property Rights, excluding Contractor’s Pre-Existing Materials, but including all enhancements, modifications, and updates thereto that are part of the Custom Product. AT&T’s ownership of such enhancements, modifications and updates shall be subject to Contractor’s underlying rights and ownership in the Pre-Existing Material. Contractor shall secure all such Intellectual Property Rights from each employee, agent and subcontractor of Contractor who has or will be providing or creating any Services or Custom Product to or on behalf of AT&T under this Agreement. All works created in whole or in part by Contractor under this Agreement will be deemed “work made for hire” of AT&T for all purposes of copyright law, and the copyright will belong solely to AT&T. To the extent that the Custom Product does not qualify as a work made for hire under applicable law, and to the extent that the Custom Product includes material subject to Intellectual Property Right protection, Contractor hereby assigns to AT&T all Intellectual Property Rights in and to the Custom Product, including, but not limited to, all rights in and to any inventions and designs embodied in the Custom Product or developed in the course of Contractor’s creation of the Custom Product. The foregoing assignment includes a license under any current or future patents owned or licensable by Contractor to the extent necessary to combine the Custom Product or any derivative works thereof with any hardware and software of AT&T. Contractor, however, will be free to use its general knowledge, skills and experience within the scope of its business that are used or developed pursuant to this Agreement; however, Contractor shall have no license or other right to use the Custom Product other than for the delivery of Services to AT&T under this Agreement. Contractor agrees that it will not provide the Custom Product to any third party without AT&T’ prior written consent.

10.1.2

Pre-Existing Materials. Subject to the license granted below, each party will retain all Intellectual Property Rights in any Proprietary Material it owned or had an interest in prior to the Start Date (“Pre-Existing Materials”). Unless expressly stated herein, nothing in this Agreement will be deemed to imply a transfer of ownership of the other party’s Pre-

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Existing Materials. Notwithstanding the terms set forth above in this provision, to the extent Pre-Existing Material of Supplier is embodied in any Custom Product, Supplier grants AT&T a perpetual, non-exclusive, assignable, sub-licensable, royalty-free license to use, modify, and enhance such Pre-Existing Material, but only as reasonably necessary for AT&T to exercise its rights in the Custom Product. In the interest of clarity, the parties agree that in the previous sentence the word “embodies” does not mean, when used in reference to two pieces of software, that one piece (i.e. a code library) is merely linked to another through reference in a code string; but rather that the Custom Product includes the Pre-Existing Materials within the lines of code comprising the piece of software. ]

10.1.3	Further Acts. Supplier will take such action (including, but not limited to, the execution, acknowledgment, delivery and assistance in preparation of documents or the giving of testimony) as may be requested by AT&T to evidence, transfer, vest or confirm AT&T’ right, title and interest in the Custom Products.

10.1.4	AT&T Reservation of Rights and Limited License. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, AT&T IS NOT TRANSFERRING OR GRANTING ANY RIGHT, TITLE, OR INTEREST IN OR TO (OR GRANTING ANY LICENSE IN OR TO) ANY OR ALL PROPRIETARY MATERIALS CREATED BY AT&T OR DIRECTLY OR INDIRECTLY PROVIDED TO SUPPLIER BY AT&T OR BY ITS THIRD PARTY PROVIDERS , NOR TRANSFERRING OR GRANTING ANY RIGHT, TITLE, OR INTEREST IN OR TO (OR GRANTING ANY LICENSE IN OR TO) ANY AND ALL OF AT&T’S INTELLECTUAL PROPERTY RIGHTS WHENEVER ACQUIRED, AND GRANTS SUPPLIER NO RIGHTS IN OR TO, NO LICENSE TO, AND NO PERMISSIONS REGARDING ANY SUCH PROPRIETARY MATERIALS OR INTELLECTUAL PROPERTY RIGHTS. (The sole exception to the foregoing reservation of rights is that AT&T hereby grants Supplier a limited, nonexclusive, non-transferable license (that shall automatically terminate upon the termination of this Agreement) to use, reproduce, display, perform and distribute the Proprietary Materials provided by AT&T solely as is necessary for Supplier to perform its obligations under this Agreement, subject to the terms and conditions of this Agreement. In no way expanding the foregoing license, said license in no manner permits Supplier to make commercial use of Proprietary Materials provided by AT&T or AT&T Intellectual Property Rights for the benefit of any third party.

10.1.5	Use. In no way limiting Supplier’s obligations under the respective Nondisclosure Agreement, and except as required for Supplier’s performance of the Services or as authorized in writing by AT&T, Supplier will not use, disclose, publish or distribute any Proprietary Materials of AT&T or remove any Proprietary Materials from AT&T’ premises. Supplier will hold all AT&T’s Proprietary Materials in trust for AT&T and will deliver them to AT&T upon request and in any event upon the expiration or termination of this Agreement or an individual Service Exhibit.

10.1.6	Intellectual Property Assignment. Supplier shall secure all such Intellectual Property Rights from each employee, contractor, subcontractor, and/or agent of Supplier who has or will be providing or creating any Services or Deliverables to or on behalf of AT&T under this Agreement.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

10.1.7	License to AT&T Property and AT&T Third Party Content. AT&T hereby grants Supplier a limited, nonexclusive, non-transferable right to use, reproduce, display, perform and distribute the AT&T Property and the AT&T Third Party Content solely to perform its obligations under this Agreement, subject to the terms and conditions of this Agreement and the respective Service Exhibit.

10.2	Protection of Proprietary Rights

10.2.1	AT&T acknowledges that except for Custom Products, the Services are provided on a managed basis and, therefore, pursuant to this Agreement no right, title or interest in or to the Services or any related intellectual property is assigned to AT&T, and Supplier, its Affiliates and/or Licensors retain all title, patent, copyright, and other intellectual property right that they have thereto, including all associated software, programming and documentation authored by Supplier.

10.2.2	Supplier acknowledges that pursuant to this Agreement, no right, title or interest in or to any of AT&T’s intellectual property rights is transferred or licensed, and AT&T retains all Intellectual Property Rights, including without limitation to any specifications, requirements and/or documentation originated by AT&T.

11.	Use of Marks.

11.1	Publicity. Neither Party will issue a news release, public announcement, advertisement, or other form of publicity concerning the existence of this Agreement or the services to be provided hereunder without obtaining the prior written approval of the other Party, which may be withheld in the other Party’s sole discretion.

11.2	Ownership. Supplier will not use AT&T’s name or any trademark, service mark or logo of AT&T, without AT&T’s express prior written permission specifically relating to such use. The logo, brand or other trademark or service mark (“Marks”) of either Party will remain the exclusive property of that Party and the other Party has and will have no right to such Marks. All use of the Marks of either Party will be deemed to inure only to the benefit of the owner of such Mark. Neither Party will have the right to use any of the other Party’s Marks without the express written consent of the other Party. Any approved use of the Marks of the other Party will be in accord with such Party’s policies regarding the use of such Marks. This provision grants Supplier no rights whatsoever to AT&T’s trademarks or trade names except as may be authorized under this Agreement.

11.3	Logo. At AT&T’s request, the Service will carry a logo, brand or other trademark or service mark of AT&T and may include a statement or Supplier Mark that indicates Supplier is underlying provider of the Service. No Mark may be placed on the Service without AT&T’s prior written consent, including but not limited to the Marks of Supplier and neither Party shall remove, alter, cover or obfuscate any Marks, except as otherwise agreed upon by the Parties in writing,

12.	Indemnification.

12.1	General Indemnity.

12.1.1	With respect to the Services provided under this Agreement, Supplier agrees to indemnify, defend, and hold AT&T harmless from any and all liabilities, causes of action, lawsuits,

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

penalties, claims or demands (including the costs, expenses and attorneys’ fees on account thereof) that may be made by:

12.1.1.1	Anyone for injuries of any kind, including but not limited to personal injury, death, property damage and theft, arising out of or resulting from Supplier’s negligent or willful acts or omissions or those of persons furnished by Supplier, its agents or its subcontractors or resulting from use of Supplier’s Services furnished hereunder or resulting from Supplier’s failure to perform its obligations hereunder; or

12.1.1.2	Any of either Supplier’s, its agents’ or its subcontractors’ employees or former employees for which the Supplier’s, its agents’ or its subcontractors’ liability to such employee or former employee would otherwise be subject to payments under the state Workers’ Compensation laws or an Employer’s Liability policy, premises liability principles or any other law or form of legal duty or obligation; and

12.1.1.3	Either Supplier’s, its agents’ or its subcontractors’ employees or former employees, including applicants at AT&T’s job site, for any and all claims arising out of the employment relationship with respect to performing under this Agreement. This includes, but is not limited to, employment discrimination charges and actions arising under Title VII of The Civil Rights Act of 1964, as amended; The Equal Pay Act; The Age Discrimination Act, as amended; The Rehabilitation Act; The Americans with Disabilities Act; The Fair Labor Standards Act; The National Labor Relations Act; and any other applicable law.

12.1.1.4	Anyone in connection with a breach of its obligations set forth in Section 14.3 “Compliance with Laws or Section 14.4 “Executive Orders.”

12.1.2	Intentionally Omitted.

12.1.3	The foregoing indemnity shall be in addition to any other indemnity obligations of Supplier set forth in this Agreement.

12.2	Intellectual Property Indemnity.

12.2.1	Generally.

12.2.1.1

Supplier will defend, indemnify and hold harmless AT&T and its affiliates, subsidiaries, contractors, distributors, and customers (hereinafter referred to individually as “Indemnified Party” and collectively as “Indemnified Parties”) from and against any and all losses, costs, damages, expenses, liabilities, demands, claims, actions, and lawsuits (including without limitation consultant, attorney and other legal fees) that may be asserted against, incurred or suffered by, imposed on, or awarded against any Indemnified Party arising out of or in connection with, in whole or in part, any allegation, threat, demand or claim (or settlement thereof) that the Products or Services, related documentation, or related services, in whole or in part, whether alone or in combination with other products and services of the Indemnified Party, infringe, dilute, tarnish, or misappropriate any copyright, industrial design, mask work, moral right, patent, right of publicity, trademark, trade secret, utility model, or other proprietary or intellectual property right or license of any person or entity (an “Infringement Claim”). AT&T will indemnify

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

(subject to the limitations set forth in the respective Service Exhibits (“Limitation of Liability”) Supplier against copyright or trademark infringement actions filed against Supplier by a third party unaffiliated with Supplier, to the extent based on Supplier’s permitted use of materials produced and provided by AT&T; provided that Supplier give AT&T prompt written notice of such action and provide AT&T with all reasonably requested assistance.

12.2.1.2	In the event that a third party brings an Infringement Claim against Supplier, its affiliates, or any Indemnified Party, Supplier shall: (i) pay all consultant, attorney and other legal fees and expenses incurred by or on behalf of an Indemnified Party in that party’s efforts to assess if the use, sale, offer to sell, or importation of any Products or Services infringes any pending or issued patent or utility model (“Infringement Assessment”) or related to the avoidance of such infringement; and (ii) fully assist the Indemnified Party in the Infringement Assessment by promptly providing to the Indemnified Party, upon that party’s request, all relevant information or material in Supplier’s possession or control that has been used by Supplier itself in making such assessment, including but not limited to, any in-house or outside counsel opinions, subject to appropriate measures and agreements between the parties to preserve any privilege that may apply to such information. If following an Infringement Assessment, AT&T believes in its sole discretion that there is a possibility that AT&T’ use, sale, offers to sell, or importation of any Products or Services or related documentation infringes a third-party’s issued patent or utility model, AT&T may, upon notice to Supplier, terminate this Agreement, unless Supplier then expeditiously, either: (i) procure for the Indemnified Party the right to continue using the allegedly infringing Products or Services; (ii) replace such Products or Services with a clearly non-infringing product or service without loss of any functionality and that is, and in full compliance with all of the representations and warranties set forth in this Agreement, and all specifications and requirements applicable to the Product or Service, which substitute product Supplier shall fully deploy, and Supplier shall fully compensate the Indemnified Party for all costs, expenses and fines associated with such replacement; or (iii) modify such Deliverable(s)(without loss of any functionality and such that the Product or Service is fully compliant with all of the representations and warranties set forth in this Agreement and all specifications and requirements applicable to the Product or Service), to make them clearly non-infringing and after which modification, the Products or Services will be in full compliance with all of the representations and warranties set forth in this Agreement, which modified product Supplier shall fully deploy, and Supplier shall fully compensate the Indemnified Party for all costs, expenses, and fines associated with such modification and deployment. . Such termination or failure to so terminate shall not be an exclusive remedy and shall not in any manner limit AT&T’s other remedies or Supplier’s indemnification obligations under this Agreement.

12.2.1.3

COMPANY AGREES THAT, NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY (AND WHETHER OR NOT SUCH A PROVISION CONTAINS LANGUAGE THAT REPRESENTS ITSELF AS TRUMPING OTHER PROVISIONS CONTRARY TO IT), WHETHER EXPRESS OR IMPLIED: (i) COMPANY SHALL

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL ACTUAL, ENHANCED, EXEMPLARY, INCIDENTAL, PUNITIVE, SPECIAL, TREBLE AND CONSEQUENTIAL DAMAGES ASSERTED AGAINST, INCURRED OR SUFFERED BY, IMPOSED ON, OR AWARDED AGAINST ANY INDEMNIFIED PARTY IN CONNECTION WITH COMPANY’S INDEMNIFICATION OBLIGATIONS SET FORTH IN THIS SECTION 12.2; AND (ii) NONE OF THE LIMITATIONS OF LIABILITY CONTAINED ANYWHERE IN THIS AGREEMENT WILL APPLY TO COMPANY’S OBLIGATIONS UNDER THIS SECTION 12.2.

12.2.2	Procedure. Notwithstanding any provision to the contrary contained in this Agreement or elsewhere (including without limitation other indemnification provisions in this Agreement), AT&T and Supplier agree that with respect to Intellectual Property Indemnification under this Section 12.2, AT&T shall have the option to either (i) control the defense of any claims or actions regarding Supplier’s obligations under this Section 12.2, or (ii) allow Supplier to control such defense, and, if AT&T chooses to allow Supplier to control the defense, then:

12.2.2.1	AT&T may, at its option, participate and appear with Supplier in the defense, settlement and compromise of any claims or actions regarding Supplier’s obligations under this Section 12.2;

12.2.2.2	In the event of any claims or actions regarding Supplier’s obligations under this Section 12.2, if, in the absence of an injunction or other judicial action, Supplier desires to settle or compromise such claims or actions and such settlement or compromise would in any manner involve any action or forbearance by any Indemnified Party, prior to agreeing to any such settlement or compromise Supplier shall obtain the written consent of AT&T, which may be withheld in AT&T’s reasonable discretion. In the event AT&T reasonably withholds such consent, Supplier shall not be relieved of its indemnification obligations under this Section 12.2;

12.2.2.3	If any claims or actions regarding Supplier’s obligations under this Section 12.2 are to be settled or satisfied solely by the payment of money by Supplier, Supplier may control such settlement or satisfaction.

12.2.3	Upon Injunction.

12.2.3.1

Without in any manner limiting the foregoing indemnification obligations, in the event of an injunction or other judicial action preventing or restricting an Indemnified Party’s use or enjoyment of the Products or Services, in whole or in part, Supplier shall at Supplier’s sole expense and at Supplier’s sole option and direction, either: (i) procure for the Indemnified Party the right to continue using the infringing Products or Services; (ii) replace such Products or Services with a non-infringing product or service without loss of any functionality and that is, and in full compliance with all of the representations and warranties set forth in this Agreement, and all specifications and requirements applicable to the Product or Service, which substitute product Supplier shall fully deploy, and Supplier shall fully compensate the Indemnified Party for all costs, expenses and fines associated with such replacement; or (iii) modify such Deliverable(s)(without loss of any functionality and such that the Product or Service is fully compliant with all of the

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

representations and warranties set forth in this Agreement and all specifications and requirements applicable to the Product or Service), to make them non-infringing and after which modification, the Products or Services will be in full compliance with all of the representations and warranties set forth in this Agreement, which modified product Supplier shall fully deploy, and Supplier shall fully compensate the Indemnified Party for all costs, expenses, and fines associated with such modification and deployment.

12.2.3.2	Intentionally Omitted.

12.2.3.3	If in AT&T’s reasonable discretion, AT&T believes compliance with any injunction or other judicial action which prevents or restricts an Indemnified Party’s use or enjoyment of the Products or Services, in whole or in part, would require an Indemnified Party to take any action or forebear from any action such that: (i) any services provided or performed by AT&T might be interrupted or diminished to any material degree; or (ii) any customers’ use of services provided by AT&T might be interrupted or diminished to any degree, then at AT&T’s direction, Supplier shall use its best efforts to stay or appeal such an injunction or judicial action.

12.2.3.4	Without excusing Supplier from any of Supplier’s other obligations set forth in this Section 12, if in Supplier’s reasonable discretion neither option (i), (ii), nor (iii) in Section 12.2.3.1 can be attained, or, in fact, none of the options are in fact obtained, AT&T in its sole discretion may choose to return to Supplier the Products or Services in AT&T’s possession, and Supplier will refund to AT&T all amounts paid for the development of the Products or Services and services provided under this Agreement, reduced on a straight-line amortization basis over five (5) years.

12.2.3.5	The remedies in this Section 12.2.3 are nonexclusive and shall not in any manner limit AT&T’s other remedies or Supplier’s indemnification obligations under this Agreement.

12.3	Notice by AT&T. In connection with any claim for indemnity under this Section 12, AT&T agrees to notify Supplier promptly of any written claims or demands against an Indemnified Party for which Supplier is responsible under this Section 12. AT&T’s failure to notify Supplier on a timely basis will excuse Supplier from its obligations only to the specific extent Supplier has been prejudiced thereby.

12.4	Notice by Supplier. Supplier agrees to notify AT&T promptly of any written claims or demands against an Indemnified Party for which Supplier is responsible under this Section 12.

13.	Insurance.

13.1	With respect to Supplier’s performance under this Agreement, and in addition to Supplier’s obligation to indemnify, Supplier shall at its sole cost and expense:

13.1.1	maintain the insurance coverages and limits required by this Section and any additional insurance and/or bonds required by law:

a.	at all times during the term of this Agreement and until completion of all work

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

associated with this Agreement, whichever is later; and

b.	with respect to any coverage maintained in a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all work associated with this Agreement, whichever is later. If a “claims-made” policy is maintained, the retroactive date must precede the commencement of work under this Agreement;

13.1.2	require each subcontractor who may perform work under this Agreement or enter upon the work site to maintain coverages, requirements, and limits at least as broad as those listed in this Section from the time when the subcontractor begins work, throughout the term of the subcontractor’s work and, with respect to any coverage maintained on a “claims-made” policy, for two (2) years thereafter;

13.1.3	procure the required insurance from an insurance company eligible to do business in the state or states where work will be performed and having and maintaining a Financial Strength Rating of “A-” or better and a Financial Size Category of “VII” or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance, Supplier may procure insurance from the state fund of the state where work is to be performed; and

13.1.4	deliver to AT&T, certificates of insurance stating the types of insurance and policy limits. Supplier shall provide or will endeavor to have the issuing insurance company provide at least thirty (30) days’ advance written notice of cancellation, non-renewal, or reduction in coverage, terms, or limits to AT&T. Supplier shall deliver such certificates:

1.	prior to execution of this Agreement and prior to commencement of any work;

2.	prior to expiration of any insurance policy required in this Section; and

3.	for any coverage maintained on a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all work associated with this Agreement, whichever is later.

13.2	The Parties agree:

13.2.1	the failure of AT&T to demand such certificate of insurance or failure of AT&T to identify a deficiency will not be construed as a waiver of Supplier’s obligation to maintain the insurance required under this Agreement;

13.2.2	that the insurance required under this Agreement does not represent that coverage and limits will necessarily be adequate to protect Supplier, nor be deemed as a limitation on Supplier’s liability to AT&T in this Agreement;

13.2.3	Supplier may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance; and

13.2.4	Supplier is responsible for any deductible or self-insured retention.

13.3	The insurance coverage required by this Section includes:

13.3.1	Workers’ Compensation insurance with benefits afforded under the laws of any state in which the work is to be performed and Employer’s Liability insurance with limits of at least:

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Five Hundred Thousand Dollars ($500,000) for Bodily Injury – each accident

Five Hundred Thousand Dollars ($500,000) for Bodily Injury by disease – policy limits

Five Hundred Thousand Dollars ($500,000) for Bodily Injury by disease – each employee

To the fullest extent allowable by Law, the policy must include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees.

In states where Workers’ Compensation insurance is a monopolistic state-run system, Supplier shall add Stop Gap Employer’s Liability with limits not less than Five Hundred Thousand Dollars ($500,000) for each accident or disease.

13.3.2	Commercial General Liability insurance written on Insurance Services Office (ISO) Form CG 00 01 12 04 or a substitute form providing equivalent coverage, covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) with limits of at least:

Two Million Dollars ($2,000,000) General Aggregate limit

One Million Dollars ($1,000,000) each occurrence limit for all bodily injury or property damage incurred in any one (1) occurrence

One Million Dollars ($1,000,000) each occurrence limit for Personal Injury and Advertising Injury

Two Million Dollars ($2,000,000) Products/Completed Operations Aggregate limit

One Million Dollars ($1,000,000) each occurrence limit for Products/Completed Operations

One Million Dollars ($1,000,000) Damage to Premises Rented to You (Fire Legal Liability)

The Commercial General Liability insurance policy must:

•

include AT&T, its Affiliates, and their directors, officers, and employees as Additional Insureds. Supplier shall provide a copy of the Additional Insured endorsement to AT&T. The Additional Insured endorsement may either be specific to AT&T or may be “blanket” or “automatic” addressing any person or entity as required by contract. A copy of the Additional Insured endorsement must be provided within sixty (60) days of execution of this Agreement and within sixty (60) days of each Commercial General Liability policy renewal;

•	include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees; and

•	be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

13.3.3	Business Automobile Liability insurance with limits of at least One Million Dollars ($1,000,000) for each accident for bodily injury and property damage, extending to all owned, hired, and non-owned vehicles.

13.3.4

Umbrella/Excess Liability insurance with limits of at least One Million Dollars ($1,000,000) for each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Liability policies. Umbrella/Excess Liability limits will be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

13.3.5	Professional Liability (Errors & Omissions) insurance with limits of at least One Million Dollars ($1,000,000) for each claim or wrongful act.

13.3.6	Internet Liability and Network Protection (Cyberrisk) insurance with limits of at least One Million Dollars ($1,000,000) for each claim or wrongful act.

14.	Supplier’s Representations and Warranties.

Supplier represents and warrants that:

14.1	Authority. Supplier has the right and authority to enter into and perform its obligations under this Agreement;

14.2	Right to Grant. Supplier has and will have for the term of this Agreement the right to grant the rights and license set forth therein.

14.3	Compliance with Laws. Supplier shall comply with all applicable federal, state, county, and local rules, and all foreign laws for any similar jurisdiction applicable to the performance of Supplier’s obligations, including without limitation, all statutes, laws, ordinance, regulations and codes (“Laws”) with respect to its performance under this Agreement, including but not limited to (a) the procurement of permits, certificates, approvals, inspections, and licenses (b) filing all required reports relating to such performance (including, without limitation, tax returns), (c) paying all filing fees and federal, state and local taxes applicable to Supplier’ business as the same shall become due, and (d) paying all amounts required under local, state and federal workers’ compensation acts, disability benefit acts, unemployment insurance acts and other employee benefit acts when due. AT&T will not be responsible for any of the foregoing payments, obligations, taxes or benefits. AT&T will not be responsible for any of the foregoing payments, obligations, taxes or benefits and, as is more fully set forth in Section 12, “Indemnification” of this Agreement.

In furtherance of AT&T’s commitment to workplace diversity as an equal opportunity employer, Supplier will, while supplying the Software, performing any Services and at all other times while on AT&T property or conducting any AT&T related business, comply with all applicable local, state and federal laws, including specifically all laws prohibiting harassment or discrimination of any kind in the workplace.

14.4	Executive Orders.

14.4.1	To the extent that Supplier’s performance is subject to certain executive orders (including E.O. 11246 and E.O. 13201) and statutes (including Section 503 of the Rehabilitation Act of 1973, as amended; the Vietnam Era Veteran’s Readjustment Assistance Act of 1974; and the Jobs for Veterans Act) pertaining to government contractors, Supplier shall:

14.4.1.1	comply with such executive orders and statutes, and their implementing regulations, as amended from time to time; and

14.4.1.2	fulfill the obligations of a contractor under the clauses incorporated by this Section.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

14.4.2	This Section incorporates the following clauses:

14.4.2.1	“Affirmative Action For Workers With Disabilities” (at 48 CFR §52.222-36);

14.4.2.2	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans” (at 48 CFR §52.222-37);

14.4.2.3	“Equal Employment Opportunity” (at 48 CFR §52.222-26)

14.4.2.4	“Equal Employment Opportunity Clause “ (at 41 CFR §60-1.4(a));

14.4.2.5	“Equal Opportunity For Special Disabled Veterans And Veterans of the Vietnam Era” (at 41 CFR §60-250.5);

14.4.2.6	“Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans” (at 41 CFR Sec. 60-300.5);

14.4.2.7	“Equal Opportunity For Workers With Disabilities” (at 41 CFR §60-741.5);

14.4.2.8	“Notice Of Employee Rights Concerning Payment Of Union Dues Or Fees” (at 29 CFR § 470.2);

14.4.2.9	“Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees” (at 48 CFR §52.222-39).

14.4.2.10	“Prohibition of Segregated Facilities” (at 48 CFR §52.222-21);

14.4.2.11	“Small Business Subcontracting Plan” (at 48 CFR §52.219-9); and

14.4.2.12	“Utilization Of Small Business Concerns” (at 48 CFR §52.219-8).

14.4.3	If a Statement of Work or a Purchase Order includes a statement that performance is intended for a government contract and incorporates additional government contracting provisions, Supplier shall also fulfill the obligations of a contractor or offeror under those additional provisions.

14.5	Conformance with Laws – No Violations. (a) the Services, including any Supplier Materials (but excluding AT&T Property and AT&T Proprietary Materials) included therein, and the exercise by AT&T of its rights hereunder with respect to such items, shall not violate any applicable law and shall not infringe upon, violate or misappropriate any patent, copyright, trade secret, trademark, contract or other right or interest of any third Party; (b) no such third party claims are pending or have been asserted or threatened as of the Effective Date; and (c) as to Supplier Materials for which Supplier does not solely own all intellectual property rights, Supplier has full right, power and authority to license such Supplier Materials to AT&T as provided in this Agreement.

14.6	Union Activities. Supplier is not a Party to any existing union or other contract that purports to obligate AT&T to the union, either as a successor or assignee of Supplier, or in any other way.

14.7	Other Agreements. Supplier’s execution, delivery and performance of this Agreement will not violate any employment, nondisclosure, confidentiality, consulting or other agreement to which Supplier is a Party or by which it may be bound.

14.8	Performance Standards. Supplier will (a) adhere to the highest ethical and business standards in

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

obtaining and supplying the Services to AT&T and (b) will conduct itself in a professional and workmanlike manner in accordance with applicable professional standards, if any.

14.9	Copy/Virus Protection. Supplier warrants, to the best of its knowledge and belief, there will be no undisclosed copy protection or similar mechanisms within any Service, and any updates, upgrades or new releases of such Service as delivered by Supplier to AT&T, which will either now or in the future, interfere with the use of the Service. Supplier further warrants, to the best of its knowledge and belief, no Service will, as delivered to AT&T, contain any Harmful Code or means designed to cause the deliverable to damage or destroy data, code, the deliverable, firmware, or hardware or any undisclosed means that cause the deliverable to lock up or cease to operate. Supplier further warrants, to the best of its knowledge and belief, that Supplier has removed, any and all viruses, trojan horses, trap doors, back doors, easter eggs, worms, time bombs, cancelbots, software locks, drop dead devices or other computer programming routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate any system, data or personal information or which would render inaccessible or impair in any way the operation of any software or hardware or data which the software is designed to process or use, or any other hardware, software or data attached to, resident on, or accessible to the system on which the software is executed or stored

14.10	Payment Card Industry. The terms of this Section 14.10, apply only to the extent that Supplier collects, processes, handles, and/or maintains credit card or other personal financial data and/or related transaction status or identity information through, for, or on behalf of AT&T or its customers. The PCI Security Standards Council, LLC, is a non-AT&T entity that owns, develops, maintains and distributes the PCI Data Security Standard, which may be updated from time-to-time (“DSS”). Throughout the term of this Agreement and at no cost to AT&T, Supplier shall comply with the then-current requirements of DSS.

14.11	Non-solicitation. AT&T discourages suppliers from offering gifts, entertainment or other forms of remuneration to AT&T’s employees or suppliers. If Supplier is approached or solicited in any manner by an AT&T employee for a bribe, kick-back or other form of personal remuneration or gain, gift or entertainment in exchange for AT&T business Supplier will contact AT&T Business Security Department immediately at 1-800-989-5558. Supplier agrees that failure to report such solicitation to AT&T Business Security or Supplier’s participation in such solicitation constitutes a material breach of this Agreement and, without limitation to other remedies, subjects Supplier to all rights and remedies available to AT&T under law and equity, including but not limited to immediate termination of this Agreement.

14.12	Warranty Compliance. Supplier will re-perform or replace any Managed Service, in whole or in part, not in compliance with the warranties in this Agreement within a reasonable time at no additional cost to AT&T. Unless AT&T otherwise specifies in writing, Supplier’s failure to cure a Severity Defect (noted as a severity level 3 or severity level 4) will not give rise to breach of Performance Warranty and the right by AT&T to terminate the Agreement.

14.13

Assignment of Warranties and Licenses. To the extent that any Service (or components thereof) are acquired by Supplier from any third party manufacturer or supplier and to the extent legally permitted, Supplier hereby assigns to AT&T Supplier’s right, title and interest under any warranties and/or licenses made or granted by such manufacturer or supplier with respect to such Service (or components), unless otherwise specified within the respective Service Exhibit. Supplier agrees and acknowledges that any warranties and/or licenses that cannot be assigned to AT&T will be

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

communicated as soon as it is known and documented within the respective Service Exhibit.

14.14	Right to Transfer Ownership of Deliverables and Intellectual Property. Supplier represents, covenants and warrants that each of Supplier’s employees has assigned or is obligated to assign all of their rights, if any, in any and all Deliverables and Intellectual Property Rights, to Supplier, either by operation of law or by valid and enforceable written contract, and that Supplier therefore has all rights and authority necessary to transfer ownership to AT&T of such Deliverables and Intellectual Property Rights.

15.	Performance Metrics and Non-Performance Compensation

For each Managed Service provided under this Agreement, the Parties agree to establish a Service Level Agreement within the respective Service Exhibit that includes the subject matter of this Section 15.

15.1	Performance Requirements

Supplier will provide Service to AT&T in accordance with the performance metrics set forth within the respective Service Exhibit, hereto (as further described in the SLA), which are intended to reflect the level of performance established for AT&T prior to the effective date of the respective Service Exhibit.

15.2	Services Level Requirements

Supplier agrees that its Service will meet or exceed the service level requirements for a Managed Service, as set forth within the respective Service Exhibit (each a “Service Level”).

15.3	Non-Performance Compensation

Supplier acknowledges that its failure to meet a Service Level shall result in non-performance compensation owed to AT&T, as set forth within the applicable Service Level Agreement. Non-performance compensation may be taken in the form of credits or payments, as specified by AT&T.

15.4	Termination

Supplier acknowledges that any right to terminate a Service for failure to meet a Service Level will be as set forth within the respective Service Exhibit.

15.5	In-Service Delays

Supplier acknowledges that its failure to deliver fully conforming Service, Product and/or Software within the times specified in the applicable Service Exhibit or in an order placed pursuant to this Agreement may cause material adverse effects to AT&T. As such, Supplier agrees to pay to AT&T for any such delays, the amounts set forth in the In-Service Delay section of the respective Service Exhibit. Amounts owed to AT&T under this clause may be taken in the form of credits or payments, as specified by AT&T.

16.	Force Majeure

16.1	Force Majeure. Neither Party shall be deemed in default of this Agreement, any Service Exhibit or any Purchase Order to the extent that any delay or failure in the performance of its obligations results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes or floods (“Force Majeure”).

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

16.2	Notwithstanding the foregoing, if the Force Majeure event continues for a period longer than thirty (30) days, AT&T may terminate the affected Service(s), without incurring any penalty or continuing obligation to Supplier (including cancellation charges) except for payment and performance obligations accrued prior to the date of the inception of the Force Majeure event.

16.3	If either Party asserts the applicability of this Section, it shall provide prompt notice to the other Party of the commencement and ending of the Force Majeure event.

16.4	In the event that a Force Majeure Event extends past seven (7) days after either Party’s notice to the other Party of same, as provided in Section 16.3, the Parties will cooperatively implement a disaster recovery plan designed to resolve and/or mitigate the Force Majeure Event.

17.	Delays in Performance.

If Supplier has knowledge of anything that may prevent or threaten to prevent the timely performance under this Agreement, Supplier will notify AT&T, within twenty-four (24) hours of such knowledge, orally or in writing, and provide all relevant information concerning the delay or potential delay. Neither Party will be liable for failure to perform any obligations under this Agreement to the extent such failure is caused by a Force Majeure event. In such event, AT&T may cancel all or portion of the affected Service by the Force Majeure event in accordance with Section 16.2.

18.	Disaster Recovery.

Supplier maintains, and will continue to maintain throughout the Term of this Agreement, a disaster recovery plan, a business continuity plan and off-site disaster recovery capabilities (where applicable) that permit Supplier to recover from a disaster and continue providing services to customers, including AT&T, within AT&T’s recovery time objectives for temporary and permanent repairs/fixes (“Recovery Objectives”). Each Service’s Recovery Objectives will be stated within the applicable Service Exhibit. Supplier will test the operation and effectiveness of its disaster recovery plan for the Services, at least annually. Supplier maintains, and will continue to maintain throughout the Term of this Agreement, a backup power supply system to guard against electrical outages. Supplier will provide AT&T an annual written report of all contingency tests, and, upon AT&T’s request, Supplier will permit AT&T to observe the performance of such contingency tests. At AT&T’s request Supplier will participate in AT&T contingency testing.

Supplier will continue to provide the Services under this Agreement if AT&T relocates its operations to an interim or substitute facility or otherwise implements any of its internal disaster recovery plans.

19.	Safety.

19.1	Supplier responsibility. Supplier is solely responsible for the conduct, safety and health of its employees, agents, subcontractors and the public in supply of the Services under this Agreement at an AT&T (or AT&T designated) site. In the event Supplier fails to comply with applicable laws and/or regulations related to Supplier’s obligations set forth in this Section, AT&T (without limitation to other remedies; including, but not limited to indemnification set forth in Section 12 “Indemnification”), may terminate the impacted Service Exhibit(s) if Supplier is unable to remedy such breach in accordance with Section 7 “Termination.”

19.2

Notification to State and Federal Agencies. Supplier is responsible for notifying appropriate state and federal agencies within at least four (4) hours of an incident resulting in any injuries, fatalities or property and/or environmental damage required to be reported by applicable laws or

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

regulations. Federal OSHA plan states require notification within eight (8) hours, but some state plan states require notification within four (4) hours. Additionally, some state environmental agencies require notification within fifteen (15) minutes.

19.3	Notification to AT&T Supplier will also deliver an incident report within at least four (4) hours and Accident Investigation Report within ten (10) business days to both the AT&T project manager and AT&T Risk Management. In addition, Supplier must verbally report to 1 800 894 0374 or go within four (4) hours of any event or occurrence involving any injury, fatality or property and/or environmental damage reportable under any applicable law or regulation. Supplier is not authorized to allow access to AT&T work sites for inspection by any governmental agency such as OSHA or EPA without the prior written approval of AT&T.

20.	Limitation of Liability; No Special or Consequential Damages.

The Parties agree that any limits to a Party’s financial liability under this Agreement will be as set forth within the respective Service Exhibit, provided, however, that, except for claims arising under the Sections noted below, neither Party will be liable for consequential, incidental, special or punitive damages, or for loss of revenue or profit in connection with the performance or failure to perform this Agreement, whether foreseeable or unforeseeable, even if such Party has been advised of the possibility of such damages, arising out of this agreement, or liability arises from breach of contract, tort, any express or implied warranty, misrepresentation, negligence, strict liability, tort or any other theory. None of the foregoing limitations of liabilities or exclusions of damages shall apply to any claims arising under, Section 9 “Confidential Information, Section 12 “Indemnification”, and Section 25 “Network Connections” or any claims resulting from acts of gross negligence or willful misconduct.

21.	Notices.

All notices or demands given hereunder or required by law will be given in writing, will refer to this Agreement and will be effective i) upon the date of personal delivery if delivered by hand; ii) upon the date of confirmed receipt if delivered by facsimile transmission or email ii) or upon the date of receipt by recognized overnight courier; or iv) three (3) days after deposit in the United States mail (registered or certified mail, postage prepaid, return receipt requested). Any party may change such address by giving the other party written notice of such change, referencing the change as a modification to this Section of this Agreement.

AT&T:	AT&T Services, Inc.
Attn: Kenda L. Carlile 16221 NE 72d Way Redmond, WA 98052
Phone: 425.580.6000
Fax: 425.580.8609

AT&T Services, Inc.
Attn: Notices Administrator
530 McCullough - Room 10-R-01
San Antonio, TX 78215
Email Address: g06586@att.com

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

With a copy (which will not constitute Notice) to:

AT&T Services, Inc. Attn: Legal Counsel / SCM Counsel 1025 Lenox Park Boulevard – Ste D594 Atlanta, GA 30319

Phone: (404) 986-1672 Fax: (404) 986-9003

SUPPLIER:	Motricity, Inc.
Attn: General Counsel
601 108th Ave. NE– Suite 800
Bellevue, WA 98004
Phone: 425.957.6200 Fax: 425-957-6201

With a copy (which will not constitute Notice) to:	Motricity, Inc.
Attn: Partner Management
601 108th Ave. NE– Suite 800
Bellevue, WA 98004
Phone: 425.957.6200 Fax: 425.957.6201

22.	Dispute Resolution.

22.1	General. The Parties will attempt in good faith to promptly resolve any controversy or claim arising out of or relating to this Agreement through negotiations between key representatives of the Parties, before resorting to other available remedies.

22.2	Informal Dispute Resolution. If a controversy or claim should arise which is not settled as specified in sub Section (a) above, representatives of each Party who are authorized to resolve the controversy or claim will meet at a location designated by AT&T, at least once, and will attempt to, and are empowered to, resolve the matter. Either representative may request this meeting within fourteen (14) days of such request (the “First Meeting”).

22.2.1 Unless the Parties otherwise agree, if the matter has not been resolved within twenty-one (21) days of the First Meeting, the representatives shall refer the matter to Senior Executives, who shall have full authority to settle the dispute (herein called the “Senior Executives”). The Senior Executives will make commercially reasonable efforts to meet for negotiations within fourteen (14) days of the end of the twenty-one (21) day period referred to above, at a site designated by AT&T. Three (3) business days prior to this scheduled meeting, the Parties shall exchange memoranda

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

stating the issue(s) in dispute and their positions, summarizing the negotiations which have taken place, and attaching relevant documents.

22.2.2 If more than one meeting is held between the Senior Executives, the meeting shall be held in rotation at the offices of Supplier and AT&T.

23.	Records and Audits.

23.1	Records. Supplier shall maintain complete and accurate records, in order for AT&T to verify via AT&T Audits.

i.	the accuracy and integrity of its invoices and AT&T’s payment obligations hereunder;

ii.	that the work charged for was actually performed;

iii.	that the Services have been and are being provided in accordance with this Agreement;

iv.	the integrity of the systems that process, store, support, maintain, and transmit AT&T data;

v.	the performance of its Subcontractors and agents with respect to any portion of the Services; and

vi.	that Supplier and its Subcontractors and agents are meeting applicable regulatory and legal requirements. For purposes of this Section, “Subcontractors” shall include Subcontractors regardless of their tier.

23.2	Access and Scope. Supplier shall provide and shall require that its Subcontractors and agents provide to AT&T, its auditors (including internal audit staff and external auditors), and governmental authorities, reasonable access at all reasonable times to:

i.	any facility at which the Services or any portion thereof are being performed;

ii.	systems and assets used to provide the Services or any portion thereof;

iii.	Supplier employees and Subcontractor and agent employees providing the Services or any portion thereof;

iv.	all Supplier and Subcontractor Records pertaining to the Services; and

v.	such financial records relating to the invoices and payment obligations and supporting documentation pertaining to the Services as may be reasonably requested by AT&T and its auditors to enable them to audit the performance of the Services and other matters relevant to this Agreement (collectively, “AT&T Audits”). Any external auditors utilized by AT&T for AT&T Audits shall be nationally recognized auditing firms under confidentiality obligations consistent with those stated in this Agreement

The scope of AT&T Audits shall also include:

(1) practices and procedures used in performing the Services;

(2) systems, communications and information technology used in performing the Services;

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

(3) general controls and security practices and procedures;

(4) supporting information and calculations regarding invoices and compliance with Service requirements;

(5) quality initiatives and quality assurance; and

(6) compliance with the terms of this Agreement.

23.3	Audit. AT&T Audits may be conducted once a year (or more frequently if requested by governmental authorities who regulate AT&T’s business, if required by applicable Law or if auditors require follow-up access to complete audit inquiries or if an audit uncovers any problems or deficiencies), upon thirty (30) days’ advance written notice (unless otherwise mandated by Law). Supplier will cooperate, and will ensure that its Subcontractors and agents cooperate, in the AT&T Audits, will make the information reasonably required to conduct the AT&T Audits available on a timely basis.

23.4	Reporting. Upon request by AT&T, Supplier will furnish to AT&T written evidence of Supplier’s compliance with its obligations under this Agreement including, without limitation, all pricing and discounting provisions and records necessary to ensure AT&T is receiving the appropriate pricing under this Agreement, including any terms available under the Most Favored Customer provisions of Section 4.2 of this Agreement. Supplier further agrees to provide reports in a format and content reasonably acceptable to AT&T. For purpose of clarity, any audits of Section 4.2 will be conducted by external auditors and will not identify Supplier’s other customers by name.

23.5	Audit Fees. AT&T agrees that it will be responsible for the payment of the fees and costs of the auditor unless: (a) with respect to compliance with Section 4.2 “Most Favored Customer” of this Agreement, there is a determination that Supplier has been in breach of the provision; (b) with respect to Supplier’s compliance with its performance obligations as set forth within a service level agreement or AT&T corporate security requirements, AT&T has experienced material issues and/or concerns with the Service (e.g. loss of customer data, security violations, complete Service outage and an audit is required to isolate and resolve the Service issue/concerns and the AT&T Audit identified a breach of the service level agreement or AT&T corporate security requirement and/or (c) with respect to other provisions of this Agreement, the auditor determines that AT&T has been overcharged by an amount in excess of five percent (5%) of the amounts actually due, in which case for (a), (b) or (c), Supplier will reimburse AT&T for such auditor fees and costs within thirty (30) days of AT&T’s request for reimbursement. Supplier shall be solely responsible for all costs and expenses incurred by Supplier in connection with its obligations under this Section.

23.6

Retention of Records. During the term of this Agreement and for a period of at least thirty-six (36) months after completion of the Services provided Supplier will maintain and retain the records set forth in Section 23.1 (or longer if a discovery or legal hold request is made with respect to such records, in which case Supplier shall retain such records until AT&T notifies Supplier that such discovery or legal hold request has expired). Supplier will provide AT&T at AT&T request, with paper and electronic copies of documents and information reasonably necessary to verify Supplier’s compliance with this Agreement. Upon notification by AT&T of a discovery or legal hold request, Supplier shall fully cooperate with such request and immediately preserve any Supplier records covered by such request and promptly provide such Supplier records requested by AT&T related to

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

the inquiry.

23.7	Confidentiality. AT&T recognizes and agrees that information learned during an audit is confidential and that such information may be used only in further disposition of the audit and its findings.

23.8	Supplier shall contractually require all Subcontractors and agents who perform any part of the Services to comply with the applicable provisions of this Section.

24.	Quality Assurance.

24.1	In addition to the performance criteria set forth in Section 15 of this Agreement and the respective Service Exhibit, Supplier will maintain a continuous quality and business effectiveness program, which shall include at a minimum, documented processes and procedures (hereinafter referred to as “Quality Assurance”) for the Service provided under this Agreement.

24.2	Supplier’s Quality Assurance will ensure that the Service, in whole and in part, meets the appropriate standards and requirements set forth in Section 24.3, and at minimum processes are performed as documented; noncompliant items found are identified; appropriate corrective action is taken for noncompliant items; QA results are reported to the appropriate managers and personnel and QA effectiveness is measured.

24.3	Standards. When and where appropriate, Quality Assurance will incorporate key processes from the following industry-recognized standards:

24.3.1	ISO 9001:2000;

24.3.2	Software Engineering Institute’s Capability Maturity Model (CMMI); and

24.3.3	TL9000.

24.3.4	The Parties agree that each reference to the applicable Quality Assurance standard means the most current version available.

24.4	Work Performed by Others. If any part of Supplier’s Work is performed by others, Supplier shall inspect and promptly report to AT&T any defect that renders such other Work unsuitable for Supplier’s proper performance.

24.5	Audit. At AT&T’s discretion and upon advance written notice, AT&T, or its independent third party auditor, may audit Supplier’s Quality Assurance for a particular Service, or components thereof (“QA Audit”). Such QA Audit will not occur more than once in a twelve month (12) period and will be reviewed with Supplier (“QA Review”), unless however such QA Audit is: (i)requested by governmental authorities who regulate AT&T’s business, (ii) required by applicable Law or (iii) if auditors require follow-up access to complete audit inquiries or if an audit uncovers any problems or deficiencies)”.

24.6	Corrective Action. If a QA Audit identifies any deficiencies or highlights opportunities for improvement, Supplier agrees to submit a written corrective action plan to AT&T within thirty (30) days of the QA Review. Such plan will set forth the corrective actions to be taken by Supplier with a timeframe to be mutually agreed upon by the Parties and documented with the final plan.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

24.7	Supplier understands and acknowledges that participation in AT&T’s supplier recognition programs requires TL 9000 registration.

25.	Network Connections.

25.1	Direct Connectivity. For any direct network connections between Supplier and AT&T, Supplier will be responsible for maintaining security for connectivity of its Service between Supplier and the AT&T network. If the connectivity is achieved solely through the Internet, Supplier will use the secure socket layer (“SSL”) protocol, or reasonable equivalent, including encrypting and authenticated means of communication, for the duration of any session in which information is passed between Supplier and AT&T. The SSL implementation must be approved by AT&T in advance. If the connectivity is achieved through a persistent physical or logical connection (such as a virtual private network or a frame relay connection) (“Persistent Connection”), then Supplier must comply with all reasonable security requirements and procedures established by AT&T and provided to Supplier and must use an industry standard virus protection program on all networks that Supplier maintains that may be accessed by the Persistent Connection. Supplier will complete all connection forms provided by AT&T prior to the establishment of a Persistent Connection.

25.2	Persistent Connection. When a Persistent Connection is established, the Persistent Connection will be maintained for as long as necessary (but in any case shall terminate immediately upon termination or expiration of the Agreement).

25.3	Termination of Persistent Connection.

25.3.1	AT&T reserves the right to suspend or terminate the Persistent Connection in its sole discretion without notice. In the event of termination or suspension of the Persistent Connection, Supplier shall not be responsible for performance of any obligations pursuant to this Agreement solely to the extent that such obligations cannot reasonably be performed without the Persistent Connection.

25.3.2	Supplier may suspend the Persistent Connection only where a situation gives rise to imminent threat or harm to either Party’s network. In the event of suspension of the Persistent Connection, Supplier shall give notice to AT&T as soon as possible after the suspension and the suspension shall continue only for as long as necessary to correct the situation giving rise to the suspension. Supplier shall not be responsible for performance of any obligations pursuant to this Agreement solely to the extent that such obligations cannot reasonably be performed without the Persistent Connection. Once the issue has been resolved to the Parties reasonable satisfaction (which shall not be unreasonably withheld or delayed), the Parties will restore the Persistent Connection.

25.4

Business Third Parties Connectivity. For any indirect network connections between Supplier and AT&T, Supplier will be responsible for maintaining security for connectivity of its Service between Supplier and the Business Third Party’s network. If the connectivity is achieved solely through the Internet, Supplier will use the SSL protocol, or reasonable equivalent, for the duration of any session in which information is passed between Supplier and AT&T. The SSL implementation must be approved by AT&T in advance. If the connectivity is achieved through a persistent physical or logical connection (such as a virtual private network or a frame relay connection) (“Persistent Connection”), then Supplier must comply with all reasonable security

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

requirements and procedures established by AT&T and provided to Supplier and must use an industry standard virus protection program on all networks that Supplier maintains that may be accessed by the Persistent Connection. Supplier will complete all connection forms provided by AT&T prior to the establishment of a Persistent Connection.

25.5	Corporate AT&T Security Requirements. With respect to Services, Supplier agrees to comply with AT&T’s Security Requirements set forth in Exhibit D. Supplier agrees to cooperate fully with AT&T, including, without limitation, completing checklists or similar documentation, to ensure that Software and/or computer systems that Supplier develops, designs, supports and/or uses under this Agreement comply with the standards set forth in the Security Requirements. Changes to AT&T’s Security Requirements shall be mutually agreed to by the Parties in writing.

25.6	Notwithstanding anything in this Agreement to the contrary, and without limitation as to nature or amount of damages, Supplier shall be liable for all losses, costs and damages, caused to the AT&T network or other AT&T facilities which is caused by Supplier or otherwise due to Supplier’s breach of this Section.

26.	Network Access. AT&T agrees to make available to Supplier its network, systems, devices and the like to the extent necessary for Supplier to design, develop, implement and provide the Services for AT&T, as contemplated by this Agreement.

27.	Offshore Work Permitted – Under Special Conditions.

27.1	Supplier shall not perform any Services under this Agreement, nor allow such performance by any Subcontractor, at a location outside the United States (“Offshore Location”) unless Supplier approves work to be performed by Supplier or a Subcontractor at such Offshore Location. In the event of such approval, the physical location where the work is to be performed; the Services to be performed at such location; and, if applicable, the identity of any Subcontractor performing such work, shall be specifically set forth in Appendix K. Prior to making any additions or deletions to the physical locations or changes in Subcontractors performing work at an Offshore Location the Parties shall amend Appendix K. A change in the location where a Service is performed from one Offshore Location to another Supplier approved Offshore Location shall not require an amendment to Appendix K.

27.2	AT&T shall have the right to withdraw its consent to the performance of work at an Offshore Location at any time in AT&T’s sole discretion for any reason, in which event Supplier shall continue to perform such work at a mutually agreeable alternate location and the parties shall amend Appendix K accordingly. Both parties understand and agree that moving Services to an alternate location may necessitate an amendment to pricing, service levels, non-performance compensation, delivery dates or other commercial terms associated with the provision of the Services at issue. If the parties are unable to reach agreement to such terms within a reasonable time, and after invoking the dispute resolution process set forth in Section 22, either party may, upon reasonable notice, terminate the Services at issue, or the Product Order associated with such Services; provided that and as a result of such termination, AT&T shall be obligated to pay Supplier for any applicable, outstanding fees for Services provided to AT&T and/or for Services performed and/or Accepted as of the date of such notice, subject to Section 7, Termination.

27.3	Supplier’s compliance with this Section, and all Services performed in Offshore Locations with AT&T’s consent, shall be subject to Section 23.1, Records and Audit. Supplier shall provide

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The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

AT&T, and shall ensure all Subcontractors provide at no cost to AT&T, with physical access to inspect all Offshore Locations.

27.4	In addition to the provisions set forth within Section 25, Network Connections, to the extent Supplier interconnects with, or otherwise has access to, the AT&T network, Supplier shall not access, or establish network connections that would allow access, to the AT&T network from an Offshore Location without the prior written consent of AT&T.

27.5	Any Services under this Agreement performed by Supplier or any Subcontractor in an Offshore Location without AT&T’s prior written consent shall be a material breach of this Agreement and, in addition to any other legal rights or remedies available to AT&T in law or in equity, AT&T may immediately terminate this Agreement without cost, liability or penalty to AT&T

27.6	When AT&T has granted consent for Services to be performed in an Offshore Location, Supplier shall remain fully responsible for compliance with any applicable foreign, federal, state or local law for such Services regardless of whether the Service is being performed by Supplier or a Subcontractor.

27.7	Supplier represents and warrants that all development work done for AT&T under the Agreement shall be performed in a manner that will not conflict with provisions of the Agreement that grant to AT&T ownership of, or licenses to, Intellectual Property in the developed work. For avoidance of doubt, the foregoing includes Supplier’s representation and warranty that no work will be done in any country having laws that interfere with, limit, diminish, or encumber rights of ownership or licenses granted to AT&T under the terms of the Agreement, unless the work is carried out in a way which does not interfere with or diminish such rights or licenses of AT&T. Country laws that prevent the complete assignment of all rights in intellectual property or valid waiver of, or agreement not to enforce, moral rights, or which require compensation be paid to individuals so that developments they create may be used by a business that employs or hires them, will be deemed to interfere with, limit, diminish and/or encumber rights of ownership or licenses granted to AT&T unless the Supplier puts in place lawful and effective arrangements to ensure that the rights or licenses of AT&T are not interfered with, limited, diminished or encumbered. Supplier represents and warrants that contractual agreements either are or will be in place between all of the following parties, as applicable:

i.	Supplier and other entities doing work in furtherance of the Agreement (such as between Supplier and Supplier’s Subcontractor(s));

ii.	Entities doing work in furtherance of the Agreement (such as between Supplier’s Subcontractor and its subcontractor(s)); and

iii.	Supplier or other entities doing work in furtherance of the Agreement, on the one hand, and their respective employees, on the other hand,

Each of which agreements is or will be sufficient under applicable law to ensure that AT&T’s rights of ownership licenses to intellectual property granted under the Agreement are not interfered with, limited, diminished or encumbered.

Upon reasonable notice from AT&T, Supplier shall give AT&T access to the intellectual property provisions of the third party agreements referenced in this paragraph, as reasonably requested by AT&T, to verify the Supplier’s compliance with the foregoing. Supplier shall ensure that Supplier’s agreements with its employees and Subcontractors allow Supplier to comply with this clause.

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The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

AT&T acknowledges that Supplier’s third party agreements may have confidentiality restrictions that require consent for disclosure. Supplier will use its best efforts to obtain consent.

28.	Export Control

28.1	Supplier shall be responsible for export control – complying with Export Administration Regulations (EAR) as defined by the U.S. Bureau of Industry and Security (BIS) - and embargo regulations for all Work performed under this Agreement. If the Supplier or Subcontractor’s employees are in or from a country other than the U.S. or are foreign nationals, additional EAR and embargo verification will need to be completed by Supplier.

28.2	Each order must be reviewed for compliance with the EAR and embargo regulations. Additionally each access to AT&T computer systems and all applications that the Supplier will access on such systems must be reviewed to insure that such access is in compliance with the EAR and embargo regulations.

28.3	The Parties acknowledge that certain materials and services to be provided hereunder may be subject to export controls under the Laws of the United States, the European Union, the United Nations and other jurisdictions. No Party shall export or re-export any such items or any direct product thereof or undertake any transaction or service in violation of any such Laws. Supplier shall be responsible for, and shall coordinate and oversee, compliance with such export and Laws in respect of such items exported or imported hereunder.

28.4	Supplier is familiar with the Foreign Corrupt Practices Act (“FCPA”) and in particular the Act’s prohibition on payments, or giving anything of value, either directly or indirectly, by a United States company or a company that issues United States securities, to an official of a foreign government or to other forbidden recipients for the purpose of influencing an act or decision in the official’s or recipient’s capacity, or inducing such persons to influence the foreign government, to assist a company in obtaining or retaining business. Supplier agrees that no part of Supplier’s compensation will be used for any purpose that could constitute a violation of the FCPA. AT&T agrees that it does not desire and will not request any service or action by Supplier that would constitute such a violation. . Supplier agrees that it will not hire or in any other way retain a foreign official, a foreign political party, or official thereof, or official of an international organization, or a candidate for foreign political office for any purpose relating to or in connection with the Services Supplier will perform

28.5	Supplier shall defend, indemnify and hold AT&T harmless from and against any liability that may be sustained by reason of Supplier’s failure to comply with this Section, including without limitation, payment of any fines or penalties imposed as a result of Supplier’s failure to comply with applicable laws.

29.	AT&T Background Checks

29.1

Supplier, with respect to the following requirements in this Section 29 (collectively, “Background Checks”) and subject to any laws, rules or regulations which may limit and/or prohibit any Supplier action otherwise required by this section, (i) shall make all reasonable efforts, including checking the background, verifying the personal information and conducting a Drug Screen to verify to AT&T that no Supplier employee, or subcontractor and no employee or agent of Supplier or its

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

subcontractor (“Supplier Person”) which Supplier has assigned to support the provisioning of the Services (“Supplier Person Services Assignment”) and who Supplier proposes to physically visit AT&T or its customers’ premises, (“Access”) at any time during such Supplier Person Services Assignment, (a) has presented a positive Drug Screen, (b) has been arraigned or convicted of (i) any felony, or (ii) any misdemeanor involving violence, theft or computer crimes, fraud or financial crimes, or crimes involving unlawful possession or use of a dangerous weapon, and (ii) Supplier shall not knowingly permit any such Supplier Person presenting a positive Drug Screen, so arraigned or convicted, or so identified to perform any Service that permits such Access during the term of the Agreement.

29.2	Supplier shall not knowingly permit any Supplier Person who has (i) falsified any of his or her Identification Credentials, or (ii) failed to disclose any material information in the hiring process relevant to the performance of any Service. Supplier shall not knowingly permit any Supplier Person who has falsified such Identification Credentials or failed to disclose such information to perform any Service that permits Access.

29.3	The failure of Supplier to comply with the requirements of this Section 27, and/or if any Supplier Person who fails such Background Check or who has falsified Identification Credentials does perform any Service that permits such Access, shall each be considered a material breach of this Agreement. Notwithstanding any of the foregoing, exceptions for individual Supplier Person(s) may be granted by AT&T on a case-by-case basis.

29.4	If a Supplier Person is providing any Service (e.g., software development) that permits or requires Access to AT&T’s software source or origin code or encrypted software, Supplier shall conduct an initial, and thereafter an annual, search, in each case to verify that such Supplier Person is not identified on the Denied Person List or Specially Designated Nationals List by the U.S. Dept. of Commerce-Bureau of Industry & Security.

30.	Supplier’s Utilization of Minority, Women, and Disabled Veteran Owned Business Enterprises.

30.1	It is the policy of AT&T that minority, women, and disabled veteran owned business enterprises (“MWDVBEs”) shall have the maximum practicable opportunity to participate in the performance of contracts.

30.2

Supplier shall make good faith efforts to carry out this policy in the award of subcontracts, distribution agreements, resale agreements, and other opportunities for MWDVBE participation. In furtherance of those efforts, and not as a limitation, Supplier shall submit annual participation plans, at the time of contract execution and each subsequent year by January 7, establishing Supplier’s goals for the year for participation by minority owned business enterprises (“MBE”), women owned business enterprises (“WBE”) and disabled veteran business enterprises (“DVBE”), with “participation” expressed as a percentage of aggregate estimated annual purchases by AT&T Mobility and its Affiliates for the coming year under this Agreement. Supplier shall include specific and detailed plans for achieving its goals in each participation plan and will strive to meet its participation goals as set forth in this Agreement. Supplier’s participation goals for the first year (that is, the calendar year that ends on December 31 next following the effective date of this Agreement) are: .05% annual MBE participation; .05% annual WBE participation; and .05% annual DVBE participation. Supplier’s initial supplier participation plan for the first year is attached to and incorporated into this Agreement as Appendix G. Supplier’s participation plan for subsequent years (i.e. term year two and beyond) will utilize either: (i) the supplier participation plan attached to and incorporated into this Agreement as Appendix G-1 or (ii) the initial supplier

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Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

plan from Appendix G, where there is no qualified, eligible purchases that would necessitate the use of Appendix G-1.

30.3

By the fourteenth (14th) day following the close of each calendar quarter, Supplier shall report actual results of its efforts to meet its goals during the preceding calendar quarter to AT&T’s Prime Supplier Program Manager, using the form attached to this Agreement as Appendix H. Supplier shall submit separate reports for AT&T and each Affiliate making purchases under this Agreement. When reporting its results, Supplier shall count only expenditures with MWDVBEs that are certified as MBE, WBE, or DVBE firms by certifying agencies that are recognized by AT&T, as listed on Appendix G-1. In particular, when reporting results for expenditures by Affiliates identified as “California Affiliates” in Appendix G-1, Supplier shall count only expenditures (i) with MBE and WBE firms certified by the California Public Utilities Commission Supplier Clearinghouse (“CPUCC”) and (ii) with DVBE firms certified by the Office of Small Business and DVBE Certification (“OSDBC”) of the California Department of General Services.

30.4	Supplier shall inform prospective MBE, WBE, and DVBE subcontractors of their opportunities to apply for certification from the agencies listed in Appendix G-1. In particular, Supplier shall inform MBE and WBE firms certified by agencies other than the CPUCC and the DVBE firms certified by agencies other than the OSDBC of the procedures for applying for an additional certification from the OSDBC and the CPUCC.

30.5	The extent to which suppliers (a) set challenging goals in their annual participation plans and (b) succeed in exceeding the goals that they have set are factors that AT&T may consider favorably when deciding to extend or renew expiring agreements, to apportion orders among competing suppliers under existing agreements, and to award new business in competitive bidding.

30.6	Supplier’s obligations under this Section are not a limitation of any obligations that Supplier may have under other provisions of this Agreement.

31.	Third Party Administrator

31.1	Supplier acknowledges that a third party administrator will perform certain administrative functions for AT&T in relation to this Agreement. Such administrative functions may include: (i) collecting and verifying certificates of insurance; (ii) providing financial analysis; (iii) verifying certifications under the Section entitled “Utilization of Minority, Women, and Disabled Veteran Owned Business Enterprises;” and (iv) collecting and verifying Supplier profile information.

31.2	Supplier shall cooperate with such third party administrator in its performance of such administrative functions and shall provide such data as from time to time the third party administrator may request. Further, notwithstanding any other provision of this Agreement, Supplier agrees that AT&T may provide confidential Information regarding Supplier to such third party administrator (subject to such third—party administrator’s obligations of non-use and non-disclosure with respect to such confidential Information). Supplier agrees to pay the third party administrator an annual fee for the performance of these administrative functions, which annual fee shall not exceed three hundred dollars ($300.00) and a one time set-up fee of thirty dollars ($30.00).

32.	Miscellaneous Provisions

32.1	AT&T Affiliates. Supplier agrees that an AT&T Affiliate may transact business under this

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The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Agreement by entering into a Service Exhibits and/or issuing Purchase Orders with Supplier that incorporate the terms and conditions of this Agreement (“Affiliate Transaction”), and that the name AT&T is deemed to refer to an Affiliate, when an Affiliate enters into a Service Exhibit and/or issues a Purchase Order with Supplier under this Agreement, or when AT&T enters into a Service Exhibit and/or issues a Purchase Order on behalf of an Affiliate, or when an Affiliate otherwise transacts business with Supplier under this Agreement. An Affiliate is solely responsible for its own obligations, including, but not limited to, all charges incurred in connection with such Affiliate Transaction. Nothing in this Agreement is to be construed to require AT&T to indemnify Supplier, or otherwise assume responsibility, for any acts or omissions of an Affiliate, nor is anything in this Agreement to be construed to require any Affiliate to indemnify Supplier, or to otherwise assume any responsibility for the acts or omissions of AT&T or any other Affiliate.

32.2	Relationship of the Parties. The Parties to this Agreement are independent contractors, and this Agreement will not be construed to create an agency, partnership, joint venture or employment relationship between Supplier and AT&T. Neither Party is an agent, employee or partner of the other Party. Neither Party will represent itself to be an employee or agent of the other Party or enter into any agreement on the other Party’s behalf or in the other Party’s name. Each Party will retain full control over the manner and means by which it conducts its business and neither Party will be entitled to waive any entitlement to workers’ compensation, disability, retirement, insurance, stock options or any other benefits afforded to its employees.

32.3	Exclusivity. It is expressly understood and agreed that this Agreement does not grant Supplier an exclusive right or privilege to sell to AT&T any or all Services which AT&T may require; and AT&T may, without limitation, contract with any other providers for the procurement of comparable services.

32.4	Attorneys Fees/Cost/Remedies. If any claim and/or dispute arises under this Agreement, the prevailing Party will be entitled to recover all its reasonable costs including without limitation, expenses and attorney fees incurred through conclusion of the claim and/or dispute. These provisions will not be construed to entitle any Party other than Supplier or AT&T to recover their costs.

The Parties agree that damages may be inadequate to compensate for the unique losses to be suffered in the event of a breach hereof, and that the damaged Party will be entitled, in addition to any other remedy it may have under this Agreement or at law, to seek and obtain injunctive and other equitable relief, including specific performance of the terms of this Agreement without the necessity of posting bond. All rights and remedies will be cumulative and not exclusive of any other rights or remedies.

32.5	Assignment. Supplier may not assign, transfer, or delegate this Agreement, or any Services Exhibit, in whole or in part, without AT&T’s prior written consent. AT&T may assign its rights or delegate its duties hereunder in whole or in part to an Affiliate without Supplier’s prior written consent. Subject to the foregoing, all the terms and provisions of this Agreement will be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

32.6

Change of Control. Supplier shall advise AT&T as early as possible prior to any change of Control of the Supplier. AT&T may, but shall not be obligated to, terminate all or part of the Agreement if, without prior consent of AT&T through merger of acquisition or other means, there is a change in the Control of the Supplier that results in Supplier: (i) being Controlled by a direct

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The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

competitor of AT&T; (ii) lacking the financial standing to perform Supplier’s obligations under this Agreement or any Service Exhibit; or (iii) otherwise being unable to perform the Services. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies by one person or entity or a group of persons or entities acting in concert; provided, however, that the legal or beneficial ownership, directly or indirectly, by persons or entities, including governmental entities, acting alone or in concert, of more than thirty percent (30%) of the voting stock for the election of directors of a party shall always be deemed Control.

32.7	Supplier Liability for Acts of Personnel. Supplier’s obligations under this Agreement will be binding upon anyone assigned by Supplier to perform Services for AT&T, and Supplier will be responsible for informing those persons of such obligations and ensuring their compliance. A breach by such persons will be deemed a breach of this Agreement by Supplier.

32.8	Waivers. No delay or failure by any Party hereto in exercising or enforcing any of its rights or remedies hereunder, and no course of dealing or performance with respect thereto, will constitute a waiver thereof. The express waiver by a Party hereto of any right or remedy in a particular instance will not constitute a waiver thereof in any other instance.

32.9	Amendments. This Agreement and any Service Exhibits hereunder will not be modified, except by a written agreement (i) which specifically identifies this Agreement and the provision intended to be amended; (ii) is dated subsequent to the date of this Agreement; and (iii) is signed on behalf of Supplier and by AT&T’s duly authorized representative. Each such amendment, will be effective only in the specific instance and for the specific purpose for which given. In addition to the foregoing, any amendment to Section 12.2 (Intellectual Property Indemnity) or Section 10 (Ownership and Protection of Proprietary Rights) of this Agreement must be: (i) signed by both Parties; (ii) contained in a document separate from a purchase order, change order, statement of work or similar document; (iii) noted as approved by intellectual property counsel for each Party and (iv) specifically reference the Intellectual Property Indemnity and Ownership and Protection of Proprietary Rights Sections of this Agreement and explicitly state its intent to amend those Sections. Electronic signatures will not constitute a modification of this Agreement and will not constitute a “written agreement or handwriting” under this Agreement. This Agreement cannot be amended through any electronic means.

32.10	Choice of Law; Consent to Jurisdiction. This Agreement is to be governed in all respects by, and construed and enforced in accordance with, the laws of the State of New York, without regard to any rules governing conflict of laws. The Parties agree that venue for any suit, action or proceeding with respect to this Agreement will lie exclusively in any court of competent jurisdiction located in the state of New York.

32.11	Severability. In the event that any provision of this Agreement shall be held invalid, illegal, or unenforceable, it shall be severed from the Agreement and the remainder of this Agreement shall remain valid and enforceable and shall continue in full force and effect; provided however, that if any severed provisions of this Agreement are essential to a Party’s ability to continue to perform its material obligations hereunder, the Parties shall immediately begin good-faith negotiations of new provisions to replace the severed provisions.

32.12

Construction of Agreement. AT&T and Supplier cooperated in the preparation of this Agreement and it will not be construed against or in favor of any Party by virtue of the identity, interest, or affiliation of its preparer. Unless the context indicates otherwise, the term “or” will be deemed to include the term “and” and the singular or plural number will be deemed to include the other.

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AT&T Agreement No. 20100607.090.C

Headings are intended solely for convenience of reference and will not be used in the interpretation of this Agreement.

32.13	Counterparts and Transmitted Copies. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original, but all of which taken together will constitute one and the same instrument, and it will not be necessary in making proof of this Agreement to produce or account for more than one original counterpart hereof. The Parties acknowledge that Transmitted Copies of this Agreement will be equivalent to original documents until such time (if any) as original documents are completely executed and delivered. “Transmitted Copies” means copies which are reproduced or transmitted via facsimile, or another process of complete and accurate reproduction and transmission.

32.14	Entire Agreement. This Agreement, its Exhibits (including any Schedules or Statements of Work thereto), and Appendices, and the related Nondisclosure Agreements between the Parties constitute the entire agreement between AT&T and Supplier with respect to their subject matters. All prior or contemporaneous oral or written communications, understandings or agreements between AT&T and Supplier with respect to such subject matters are hereby superseded in their entireties.

32.15	Order of Precedence. In the event of any inconsistency between this Agreement and any Service Exhibit, the terms of the respective Service Exhibit shall govern, but only in the regard to the specific Managed Service provided under that Service Exhibit; provided, however, that in no event shall the intellectual property rights provisions, ownership, use of proprietary materials, or the relative intellectual property rights of the Parties be modified in any way in any Service Exhibit or Statement of Work or otherwise changed except by amending this Agreement, pursuant to Section 32.9 above (“Conforming Amendment”). (For example, absent such a Conforming Amendment, language in a Service Exhibit or Statement of Work stating that there it contains no Custom Products, would be null, void, and without effect. For purposes of clarity, in the event of any inconsistency between this Agreement (to include Exhibits) and any pre-printed forms used under this Agreement by AT&T or Supplier or any additional terms contained in such pre-printed forms, the terms and conditions of this Agreement will prevail.

32.16	Survival of Obligations

All provisions of this Agreement that may reasonably be interpreted or construed as surviving termination of this Agreement will survive such termination.

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The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

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AT&T Agreement No. 20100607.090.C

IN WITNESS WHEREOF, authorized representatives of the Parties have executed this Agreement as of the Effective Date.

Motricity, Inc.	AT&T Services, Inc., on behalf of itself and its Affiliates

By:__________________________________________	By:__________________________________________

Printed Name:__________________________________	Printed Name:__________________________________

Title:_________________________________________	Title:_________________________________________

Date:_________________________________________	Date:_________________________________________

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No.

EXHIBIT A

TO THE MANAGED SERVICES AGREEMENT

ORDERING PROCESS, INVOICING AND PAYMENT

1.	Ordering Process.

1.1	Issuance of Purchase Order. AT&T will place written orders for Services under the terms of this Agreement, by issuing to Supplier a P.O., as appropriate. Unless otherwise agreed upon, AT&T will submit Purchase Orders to Supplier via electronic method (e.g. facsimile, email, etc.). Supplier will not consider verbal orders for Services to be valid until confirmed by Supplier’s receipt of an approved P.O. from AT&T.

Each P.O. will include the following information:

a)	Date issued;

b)	Service and/or Software description;

c)	Quantity;

d)	Line item pricing;

e)	Sales tax, as applicable;

f)	Required date; and

g)	Bill to information.

1.2	Acceptance of Purchase Order.

1.2.1 Supplier will use best efforts to accept P.O. by providing AT&T a written acknowledgment of such P.O. within twenty four (24) hours of receipt, with said acceptance of P.O. not to exceed forty-eight (48) hours.

1.2.2 Supplier may reject P.O. if it does not contain the information described above by providing AT&T a written or verbal explanation of the reasons for such rejection within forty-eight (48) hours, to the individual designated as “Buyer” on the P.O. AT&T will issue, and Supplier will accept, a Change Order, which provides the information set forth as missing in Supplier’s rejection statement.

1.2.3 Neither Party will be bound by any terms or conditions, in the order acknowledgment, invoice or other communication from Supplier that are different from or in addition to the terms of this Agreement, unless expressly agreed to in writing and signed by both Parties.

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Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

1.3	Purchase Order Changes.

1.3.1 AT&T may issue a Change Order in order to (i) implement any change or modification as required by or permitted by this Agreement; or (ii) correct typographical or clerical errors.

1.3.2 At any time prior to Supplier’s delivery of the Service, or any component thereof, to the common carrier, AT&T may issue a Change Order to: (i) change a location for delivery; (ii) modify the quantity; (iii) modify the delivery date; (iv) order Services(s) which are of a superior quality, enhancements to, new release of or new option(s) of the Services, (consistent with the respective Service Exhibit), set forth in the P.O; or (v) any other reason contemplated by this Agreement. Any such Change Orders are to be reviewed with Supplier to determine what (if any) further price / scheduling adjustments are necessary (such as the application of reasonable, mutually agreed upon re-stocking fees) based on the changes submitted by AT&T.

1.3.3 Supplier will notify AT&T of all anticipated partial shipments by telephone, facsimile or mutually agreed upon e-mail as soon as Supplier has knowledge or no later than forty-eight (48) hours in advance of shipment for alteration of the P.O., as appropriate.

1.4	Cancellation of Purchase Orders.

AT&T may cancel all or any portion of a P.O as may be necessary to re-issue a P.O. and/or cancel Service due to a material breach of the Agreement, to include any Service Exhibits.

2.	Invoicing and Payment.

2.1	Invoices. Supplier will issue an invoice in accordance with the AT&T P.O. and the terms of this Agreement. Due dates for the payment of the invoice will be computed from the date of receipt of the invoice by AT&T Accounts Payable. The invoice will be issued upon delivery of Service and/or Software to AT&T in accordance with this Agreement. Supplier must submit all invoices to AT&T within six (6) months after the date the Services or goods covered by the invoice were supplied to AT&T. AT&T will not pay and will not be responsible for any invoices submitted after the expiration of this date. In the event of a disputed invoice, AT&T will pay the entire undisputed amount of the invoice and include with the payment sufficient written detail concerning the amount in dispute. AT&T and Supplier will use their good faith efforts to reconcile the dispute within thirty (30) to sixty (60) days of the invoice date. If AT&T pays the entire invoice in the event of a dispute, AT&T reserves the right to challenge the invoice and obtain reimbursement of the disputed amount.

2.2	Payment Terms. Unless otherwise specified within a Service Exhibit, AT&T will not receive discounts for early payments against invoices. AT&T will pay the invoice in full within forty-five (45) days of receipt of the invoice by AT&T accounts payable.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

2.3	Invoice Information. AT&T will only be obligated to pay invoices containing the following information:

a)	Supplier’s invoice number;

b)	AT&T P.O number;

c)	Description of Service and/or Software provided

d)	Line item reference as defined on the P.O.;

e)	Quantity and price of each line item on the P.O.;

f)	Applicable sales tax, if any; and

g)	Final total cost.

2.4	Invoicing Address. To be provided by AT&T to Supplier, prior to the creation of an invoice. For each line item in a P.O., Supplier will submit invoice(s) to AT&T in strict accordance with this Agreement:

2.5	Payment Reconciliation. At either Party’s request, the other Party will assist with the reconciliation of payments made by AT&T to Supplier.

2.6	Credit Memos. Supplier will submit detailed credit memos, which identify the Managed Service(s) affected. Credit memo(s) will contain the following information:

a)	Original P.O. number(s);

b)	Service description(s);

c)	Original price(s);

d)	Extended credit value; and

e)	Credit reason or type.

2.7

Sales and Use Taxes Unless otherwise agreed by the Parties, all prices for Services are exclusive of sales tax, use tax, withholding tax, duties, charges and any other taxes or similar levies imposed by any governmental authority. AT&T will reimburse Supplier for applicable transaction taxes, except for taxes based on Supplier’s gross receipts or net income, that arise in any jurisdiction as a result of the transactions contemplated herein including, without limitation, all sales, use, value added, consumption, gross receipts (other than in lieu of net income tax), excise, stamp or transfer taxes, duties and fees (collectively “Transaction Taxes”), however designated. Transaction Taxes should be indicated as separate line items on invoices presented to AT&T at the time an invoice is prepared for Services. Should Transaction Taxes be invoiced on a supplemental invoice, AT&T agrees to remit such taxes provided an invoice is presented within sixty (60) days

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

of the date of the original invoice. AT&T specifically disclaims any liability for payment of Transaction Taxes not invoiced within such sixty (60)-day period.

For any Services being purchased under this contract that AT&T determines, in good faith, to be exempt from applicable Transaction Taxes, AT&T agrees to provide Supplier with a timely and complete exemption certificate, should one be required by the taxing jurisdiction. Further, AT&T agrees to provide the appropriate exemption certificate to Supplier within forty-five (45) days of AT&T’s receipt of an invoice for the products purchased.

If Supplier is required to pay any levies and/or assessments as a result of AT&T’s failure to provide a valid resale or exemption certificate or if AT&T fails to pay the Transaction Taxes after Supplier provides AT&T an invoice for them the amount of any payments so made by Supplier, plus any interest levied thereon, shall be promptly reimbursed by AT&T upon submission of Supplier’s invoice thereof; provided, however, Supplier must first provide AT&T timely notice of any pending levy or assessment for which Supplier will request indemnification from AT&T and allow AT&T to challenge such levies or assessments if AT&T deems such levies or assessments are invalid for any reason for AT&T’s to have such an indemnification obligation. If AT&T cannot challenge the levy or assessment directly with the taxing jurisdiction, then Supplier must allow AT&T to challenge such levy or assessment through Supplier’s appeal path. AT&T will promptly pay Supplier’s invoice, once AT&T has determined that the levy or assessment is valid and owed.

In the event a Party is subject to audit or examination by a taxing authority, each Party will cooperate with the other Party in a reasonable manner. Such cooperation will include providing documentation and information in a timely manner, as is reasonably requested by the Party subject to the audit or examination. Further, Supplier agrees to assist AT&T in claiming a refund of any overpayment of sales, use or other applicable tax. Specifically, Supplier agrees to file refund claims or amended returns at AT&T’s request and remit all tax and interest received to AT&T within ten (10) days of its receipt from the taxing jurisdiction. In the alternative, Supplier agrees to refund the amount of tax overpaid to AT&T and claim an appropriate adjustment on Supplier’s next sales/use tax return.

3. Waiver-of-Liens. To the extent permitted by applicable state law, Supplier agrees that no mechanic’s liens or other claim or claims in the nature of a lien or charge will be filed or maintained by Supplier or by a lienor or claimant claiming through Supplier, against the real estate owned by or leased by or licensed to or otherwise used or occupied by AT&T, or against any money due to or coming due from AT&T for materials, labor, services or equipment in connection with the Service(s), and that such right to file any such lien, claim or charge is hereby waived expressly. Supplier will not serve or file any notice or document, or take any other action, which would be a prerequisite for filing a lien claim.

3.1	Supplier is responsible for ensuring that its permitted third party subcontractors furnishing labor, materials, services, or equipment comply with the preceding paragraph.

3.2	If and only if required by state law the above waiver will be deemed to arise solely for liens in connection with Services for which Supplier (for itself and as agent for its subcontractors and suppliers) has received payments from AT&T.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

3.3	If any lien or encumbrance is filed, AT&T will have the right, but not the obligation, to pay such sums or take such actions as necessary to have the lien removed or discharged, and Supplier will indemnify, defend and save AT&T harmless from and against all resulting loss and expense, including reasonable attorneys’ fees.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

EXHIBIT B

TO THE MANAGED SERVICES AGREEMENT

SOFTWARE SUPPLY AND LICENSE AGREEMENT - INTENTIONALLY OMITTED

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

EXHIBIT C

TO THE MANAGED SERVICES AGREEMENT

(INTENTIONALLY OMITTED)

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

EXHIBIT D

TO THE MANAGED SERVICES AGREEMENT

SUPPLIER INFORMATION SECURITY REQUIREMENTS EXHIBIT

AT&T Supplier Information Security Requirements – V4.0 July, 2009

The following AT&T Supplier Information Security Requirements (“Security Requirements”) apply to Supplier, its subcontractors, and each of their employees and/or temporary workers, contractors, vendors and/or agents who perform Services for, on behalf of, and/or through AT&T (for the purpose of this Appendix, each or all “Supplier”) that include any of the following:

1. Supplier’s performance of Services that involve the collection, storage, handling, or disposal of AT&T Information;

2. Supplier-offered or -supported AT&T branded services using non-AT&T network and Information Resources (as defined below);

3. Connectivity to AT&T non-public networks and Information Resources (as defined below);

4. Custom software development or software implementation; or

5. Website hosting and development for AT&T and/or AT&T’s customers.

Supplier represents and warrants that during the term of this Agreement and thereafter (as applicable with respect to Supplier’s obligations under the Survival of Obligations clause) Supplier is, and shall continue to be, in compliance with its obligations as set forth herein. In addition to all other remedies specified in the Agreement, Supplier agrees that AT&T shall be entitled to seek an injunction, specific performance or other equitable relief and be reimbursed the costs (including reasonable attorney’s fees) by Supplier to enforce the obligations in these Security Requirements, including those that survive termination, cancellation or expiration of this Agreement. The provisions of this Appendix shall not be deemed to, and shall not, limit any more stringent security or other obligations of the Agreement. Section and paragraph headings contained in parentheses following paragraphs in the table, below, in this Appendix are for reference purposes only and are not to affect the meaning or interpretation of this Agreement.

AT&T reserves the right to update or modify its Security Requirements from time-to-time. Upon notification by AT&T of its need to modify the Security Requirements, Supplier agrees to promptly negotiate in good faith and expedite execution of an amendment to this Agreement to incorporate any such modification. Supplier acknowledges that AT&T may require modifications to Security Requirements upon:

1.	Extension, or renewal of the Agreement;

2.	Any change in work scope or other substantive modification of the Agreement; or

3.	Such time that AT&T deems necessary.

Definitions:

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Unless otherwise set forth or expanded herein, defined terms shall have the same meaning as set forth in the main body of the Agreement.

“Customer Facing System” means an Information Resource accessible from public networks which is intended for use by AT&T’s customers which resides in a DMZ, as defined below, and where that DMZ:

A.	Is protected by firewalls located between the Internet and the DMZ, between that DMZ and all other DMZ’s, and between the DMZ and the AT&T intranet,

B.	Prohibits incoming TELNET connections from public networks, and

C.	Prohibits incoming FTP connections from public networks except to specific systems known as “FTP drop boxes”.

Note: A Customer Facing System which also is used by AT&T employees, contractors, vendors or suppliers to perform work on behalf of AT&T is not considered a Customer Facing System when performing such work.

“Demilitarized Zone” or “DMZ” is a network or sub-network that sits between a trusted internal network, such as a corporate private LAN, and an untrusted external network, such as the public Internet. A DMZ helps prevent outside users from gaining direct access to internal Information Resources. The DMZ must be separated from the untrusted external network by use of a firewall and must be separated from the trusted internal network by use of another firewall. Inbound packets from the untrusted external network must terminate within the DMZ and must not be allowed to flow directly through to the trusted internal network. All inbound packets which flow to the trusted internal network must only originate within the DMZ. For additional clarification, see the diagram below; however, the written text shall control with respect to the interpretation of this definition.

“Information Resources” means any systems, applications, and network elements, and the information stored, transmitted, or processed with these resources in conjunction with supporting AT&T and/or used by Supplier in fulfillment of its obligations under this Agreement.

“Sensitive Personal Information” or “SPI” means any information that could be used to uniquely identify, locate, or contact a single person (or potentially be exploited to steal the identity of an individual, commit fraud or perpetuate other crimes). Examples of SPI include, but are not limited to, social security numbers, national-, state- or province-issued identification number, driver’s license numbers, dates of birth, bank account numbers, and credit card numbers.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

“Strong Encryption” means the use of encryption technologies with minimum key lengths of 128-bits for symmetric encryption and 1024-bits for asymmetric encryption whose strength provides reasonable assurance that it will protect the encrypted information from unauthorized access, and is adequate to protect the confidentiality and privacy of the encrypted information.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

In accordance with the foregoing, Supplier shall:

System Security

1.	Actively monitor industry resources (e.g., pertinent software vendor mailing lists and websites) for timely notification of all applicable security alerts pertaining to Supplier networks and Information Resources. (Security Alerts)

2.	Scan externally-facing Information Resources with applicable industry standard security vulnerability scanning software (including, but not limited to, network, server, and application scanning tools) at a minimum monthly. (Externally-facing System Scanning)

3.	Scan internal Information Resources with applicable industry standard security vulnerability scanning software (including, but not limited to, network, server, application and database scanning tools) at a minimum monthly. (Internal System Scanning)

4.	Upon AT&T’s request, furnish to AT&T its most current scanning results for the Information Resources. (Sharing Scanning Results with AT&T)

5.	Deploy one or more Intrusion Detection Systems (IDS) in an active mode of operation. (Intrusion Detection Systems)

6.	Have and use a documented process to remediate security vulnerabilities in the Information Resources, including, but not limited to, those discovered through industry publications, vulnerability scanning, virus scanning, and the review of security logs, and apply appropriate security patches promptly with respect to the probability that such vulnerability can be, or is in the process of being exploited. (Remediating/Patching Service Vulnerabilities)

7.	Assign security administration responsibilities for configuring host operating systems to specific individuals. (Security Administration Responsibilities)

8.	Ensure that its security staff has reasonable and necessary experience in information/network security. (Necessary Staff Experience)

9.	Ensure that all of Supplier’s Information Resources are and remain ‘hardened’ including, but not limited to, removing or disabling unused network services (e.g., finger, rlogin, ftp, simple TCP/IP services) and installing a system firewall, TCP Wrappers or similar technology. (Hardened Systems)

10.	Change all default account names and/or default passwords in accordance with the password requirements set forth herein. (Changing default Account names and Passwords)

11.	Limit system administrator/root (or privileged, super user, or the like) access to host operating systems only to individuals requiring such high-level access in the performance of their jobs. (Limit Super User Privileges)

12.	Require system administrators to restrict access by users to only the commands, data and Information Resources necessary to perform authorized functions. (Administrators to Restrict User Access)

Physical Security

13.	Ensure that all of Supplier’s networks and Information Resources are located in secure physical facilities with access limited and restricted to authorized individuals only. (Information Resources in Secure Facilities)

14.	Monitor and record, for audit purposes, access to the physical facilities containing networks and Information Resources used in connection with Supplier’s performance of its obligations under the Agreement. (Monitoring and Recording Access)

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Network Security

15.	When providing Internet-based services to AT&T, protect AT&T Information by the implementation of a network demilitarized zone (“DMZ”). Web servers providing service to AT&T shall reside in the DMZ. Information Resources storing AT&T Information (such as application and database servers) shall reside in a trusted internal network. (Internet Services Must Use DMZ)

16.	Upon AT&T’s request, provide to AT&T a logical network diagram detailing the Information Resources (including, but not limited to, firewalls, servers, etc.) that will support AT&T. (Provision of Logical Network Diagram)

17.	Have a documented process and controls in place to detect and handle unauthorized attempts to access AT&T Information. (Detection and Handling of Unauthorized Access)

18.	Use Strong Encryption for the transfer of AT&T Information outside of AT&T- or Supplier controlled facilities or when transmitting AT&T Information over any untrusted network. (Note: This also applies to AT&T Information contained in email, or the attachments embedded within the email, as the case may be. For greater clarity, if for example, the text in an email does not contain AT&T Information, but the embedded attachments within that email do contain AT&T Information, then the embedded attachment, but not the email, needs to be encrypted.) (Encryption of Information in Transit)

19.	Require strong authentication (e.g., two factor token or digital certificates) for any remote access use of Information Resources. (Remote Access Authentication)

Information Security

20.	Isolate AT&T’s applications and Information from any other customer’s or Supplier’s own applications and information either by using physically separate servers or alternatively by using logical access controls where physical separation of servers are not implemented. (Separate AT&T Information from non-AT&T information)

21.	Have a documented procedure for the secure backup, transport, storage, and disposal of AT&T Information and upon AT&T’s request, provide such documented procedure to AT&T. (Secure Backup, Transport, Storage and Disposal of AT&T Information)

22.	Maintain and, upon AT&T’s request, furnish to AT&T a business continuity plan that ensures that Supplier can meet its contractual obligations under the Agreement, including the requirements of any applicable Statement of Work or Service Level Agreement. Upon AT&T’s request, Supplier shall promptly update its business continuity plan to include a potential threat scenario. (Business Continuity Plan)

23.	Where physical and logical security of AT&T SPI cannot be assured, store AT&T SPI using Strong Encryption. (Encryption at Rest / Storage)

24.	Limit access to AT&T Information, including, but not limited to, paper hard copies, only to authorized persons or systems. (Limit Access to AT&T Information Regardless of Form)

25.	Be compliant with any applicable government- and industry-mandated information security standards. (Examples of such standards include, but are not limited to, the Payment Card Industry- Data Security Standards (PCI-DSS), National Automated Clearing House Associates (NACHA) Rules, and Electronic Data Interchange (EDI) standards, and the information security requirements documented within laws, such as HIPAA.) (Compliance with Industry and Government Requirements)

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

26.	Return, or, at AT&T’s option, destroy all AT&T Information, including electronic and hard copies, within thirty (30) days after the sooner of: (a) expiration or termination or cancellation of the Agreement; (b) AT&T’s request for the return of AT&T Information; or (c) the date when Supplier (or its suppliers or representatives) no longer needs the AT&T Information. In the event that AT&T approves destruction as an alternative to returning the Information, then Supplier shall certify the destruction (e.g., degaussing, overwriting, performing a secure erase, performing a chip erase, shredding, cutting, punching holes, breaking, etc) as rendering the AT&T Information non-retrievable. (Return of AT&T Information)

27.

Unless otherwise instructed by AT&T, when collecting, generating or creating Information for, through or on behalf of AT&T or under the AT&T brand, shall whenever practicable, label such Information as “AT&T Proprietary Information” or at a minimum, label AT&T Information as “Confidential” or “Proprietary”. Supplier acknowledges that AT&T Information shall remain AT&T-owned Information irrespective of labeling or absence thereof.

(Confidential or Proprietary Markings)

Identification and Authentication

28.	Assign unique UserIDs to individual users. (Unique UserIDs)

29.	Have and use a documented UserID Lifecycle Management process including, but not limited to, procedures for approved account creation, timely account removal, and account modification (e.g., changes to privileges, span of access, functions/roles) for all Information Resources and across all environments (e.g., production, test, development, etc.). (UserID Life Cycle Management)

30.	Enforce the rule of least privilege (i.e., limiting access to only the commands and Information necessary to perform authorized functions according to one’s job function). (Rule of Least Privilege)

31.	Limit failed login attempts to no more than six (6) successive attempts and lock the user account upon reaching that limit. Access to the user account can be reactivated subsequently through a manual process requiring verification of the user’s identity or, where such capability exists, can be automatically reactivated after at least three (3) minutes from the last failed login attempt. (Limit Failed Logins)

32.	Terminate interactive sessions, or activate a secure, locking screensaver requiring authentication, after a period of inactivity not to exceed fifteen (15) minutes. Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Terminate Inactive Interactive Sessions)

33.	Require password expiration at regular intervals not to exceed ninety (90) days. Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Expire Passwords)

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

34.

Use an authentication method based on the sensitivity of Information. When passwords are used, they must meet these minimum requirements:

•        Passwords must be a minimum of six (6) characters in length.

•        Passwords must contain characters from at least two (2) of these groupings: alpha, numeric, and special characters.

•        Passwords must not be the same as the userid with which they are associated.

•        Password construction must be complex and not contain names, dictionary words, combinations of words, or words with substitutions of numbers for letters, e.g., s3cur1ty.

•        Passwords must not contain repeating or sequential characters or numbers.

Notes:

1. When systems or applications do not enforce these password requirements, users and administrators must be instructed to comply with these password requirements when selecting passwords.

2. Applications housing more sensitive AT&T Information, as identified by AT&T, may require an authentication mechanism stronger than passwords and the authentication mechanism must be approved by AT&T in advance in writing. Examples of stronger authentication methods include tokens, digital certificates, passphrases, and biometrics.

Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Passwords and Construction Rules)

35.	Use a secure method for the conveyance of authentication credentials (e.g. passwords) and authentication mechanisms (e.g. tokens or smart cards). (Use Secure Method to Convey UserIDs and Passwords)

Warning Banner

36.

Display a warning or “no-trespassing” banner on applicable login screens or pages when in Supplier’s environment and not an AT&T branded product or service.

(example long version):

This is an <company name> system, restricted to authorized individuals. This system is subject to monitoring. Unauthorized users, access, and/or modification will be prosecuted.

(example short version):

<company name> authorized use ONLY, subject to monitoring. All other use prohibited.

For AT&T branded products or services or for software developed for AT&T, Supplier shall display a warning banner on login screens or pages provided by AT&T. (Display Warning Banners)

Software and Data Integrity

37.	Have current antivirus software installed and running to scan for and promptly remove viruses. (Scan and Remove Viruses)

38.	Separate non-production Information Resources from production Information Resources. (Separate Production and Non-Production Information Resources)

39.	Have a documented software change control process including back out procedures. (Software Change Control Process)

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

40.	For applications which utilize a database that allows modifications to AT&T Information, have database transaction logging features enabled and retain database transaction logs for a minimum of six (6) months. (Utilize Database Transaction Logging)

41.	For all software developed, used, furnished and/or supported under this Agreement, review such software to find and remediate security vulnerabilities during initial implementation and upon any modifications and updates. (Review Code for Vulnerabilities)

42.	Perform quality assurance testing for the application functionality and security components (e.g., testing of authentication, authorization, and accounting functions, as well as any other activity designed to validate the security architecture) during initial implementation and upon any modifications and updates. (Quality Assurance Test Application and Security Vulnerabilities)

Privacy Issues

43.	Restrict access to any AT&T SPI to authorized individuals. (Restrict Access to SPI)

44.	Not store AT&T SPI on removable media (e.g., USB flash drives, thumb drives, memory sticks, tapes, CDs, external hard drives) except: (a) for backup and data interchange purposes as allowed and required under contract, and (b) using Strong Encryption. (Control SPI on Removable Media)

Monitoring and Auditing Controls

45.	Restrict access to security logs to authorized individuals. (Restrict Access to Security Logs)

46.	Review, on no less than a weekly basis, security logs for anomalies and document and resolve all logged security problems in a timely manner. (Review Security Logs and Resolve Security Problems)

47.	Retain complete and accurate records relating to its performance of its obligations arising out of these Security Requirements and Supplier’s compliance herewith in a format that will permit audit for a period of no less than three (3) years, or longer as may be required pursuant to a court order or civil or regulatory proceeding. Notwithstanding the foregoing, Supplier shall only be required to maintain security logs for a minimum of six (6) months. (Retain Records)

48.	Permit AT&T to conduct an audit to verify Supplier’s compliance with its contractual obligations in connection with these AT&T Supplier Information Security Requirements. Upon AT&T’s request for audit, Supplier shall schedule a security audit to commence within thirty (30) days from such request. In the event AT&T, in its sole discretion, deems that a security breach has occurred, Supplier shall schedule the audit to commence within one (1) day of AT&T’s notice requiring an audit. This provision shall not be deemed to, and shall not limit any more stringent audit obligations permitting the examination of Supplier’s records contained in this Agreement. (Audit Rights)

49.	Within thirty (30) days of receipt of the audit report, provide AT&T a written report outlining the corrective actions that Supplier has implemented or proposes to implement with the schedule and current status of each corrective action. Supplier shall update this report to AT&T every thirty (30) days reporting the status of all corrective actions through the date of implementation. Supplier shall implement all corrective actions within ninety (90) days of Supplier’s receipt of the audit report. (Remediate Audit Findings)

Reporting Violations

50.

Have and use a documented procedure to follow in the event of an actual or suspected unauthorized intrusion or other security violation, including but not limited to, a physical security or computer security incident (e.g., hacker activity or the introduction of a virus or malicious code), that involves any Information Resources used in conjunction with supporting AT&T and/or used by Supplier in fulfillment of its obligations under this Agreement, which includes immediate notification to the AT&T Computer Security Incident Response Team (ACSIRT).

ACSIRT 24 hour contact information:

— Phone: 1 866 466-2288, prompt 8 (U.S.)

— Phone: 1 908 234-3327 (International) (Maintain and Use Incident Response Procedures)

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

51.	Provide AT&T with regular status updates on any actual or suspected unauthorized intrusion or other security violation, that involves any Information Resources used in conjunction with supporting AT&T and/or used by Supplier in fulfillment of its obligations under this Agreement, including, but not limited to, actions taken to resolve such incident, at four (4) hour intervals (or at other mutually agreed intervals or times) for the duration of the incident, and within five (5) days of the closure of the incident, a written report describing the incident, actions taken by the Supplier during its response and Supplier’s plans for future actions to prevent a similar incident from occurring. (Provide AT&T Incident Response Status and Final Resolution)

Software Development and Implementation

52.	Ensure, prior to furnishing or development of custom software, that such software incorporates applicable AT&T security requirements as provided by AT&T. (Software Must Comply with AT&T Security Requirements)

Security Policies and Procedures

53.	Ensure that all personnel, subcontractors or representatives performing work on any AT&T Information Resources or the resources used to interconnect to AT&T resources or the resources used to house AT&T Information under this Agreement are in compliance with these Security Requirements. (All Work to Be In Compliance with SISR)

54.	At a minimum annually, review these Security Requirements to ensure that Supplier is in compliance with the requirements. (Periodically Review and Ensure Compliance with SISR)

55.	Return all AT&T owned or provided access devices (including, but not limited to, SecurID® tokens and/or software), as soon as practicable, but in no event more than fifteen (15) days after the sooner of: (a) expiration, termination, or cancellation of the Agreement; (b) AT&T’s request for the return of such property; or (c) the date when Supplier (or its suppliers or representatives) no longer need such devices. (Return all AT&T Owned or Provided Access Devices)

Connectivity Requirements

In the event Supplier has, or will be provided, connectivity (i.e., access to AT&T’s or its customers’ networks) in conjunction with this Agreement, then in addition to the foregoing, the following Security Requirements shall apply to Supplier:

1.	In the event a data connection agreement, such as a “Master Data Connection Agreement,” “Data Connection Agreement,” and/or “Connection Supplement” (“DCA”) exists between the Parties, and incorporates this Agreement by reference, or is otherwise integrated with, or used to govern the Parties’ connectivity obligations under, this Agreement, such DCA is hereby superseded by the terms of the Security Requirements, effective as of the date these Security Requirements become effective under the Agreement, and the terms of such DCA are amended to require that the Security Requirements and not the DCA are controlling in the Agreement (as well as any agreements subordinate to this Agreement). Notwithstanding the foregoing, the DCA remains in full force and effect for all other agreements between the Parties to which it applies.

2.	Supplier shall:

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

a.	Use only the mutually agreed upon facilities and connection methodologies to interconnect AT&T’s networks with Supplier’s networks and to provide access to the data for each connection.

b.	NOT establish interconnection to endpoint resources and/or end users outside the United States. Interconnections to endpoint resources and/or end users outside the United States require the express prior written consent of AT&T.

c.	Provide AT&T access to any Supplier facilities during normal business hours for the maintenance and support of any AT&T equipment (e.g., router) used for the transmission of Information under this Agreement.

d.	Use any AT&T equipment provided under this Agreement only for the furnishing of those Services or functions explicitly defined in this Agreement.

e.	Ensure that all Supplier interconnections to AT&T pass through the designated AT&T perimeter security gateway (e.g., firewall).

f.	Ensure that Supplier interconnections to AT&T terminate at a perimeter security gateway (e.g., firewall) at the Supplier end of the connection

g.	Maintain logs of all sessions that pass through the Supplier’s perimeter security gateway. These session logs must include sufficiently detailed information to identify the end user or application, origination IP address, destination IP address, ports / service protocols used and duration of access. These session logs must be retained for a minimum of six (6) months.

3.	In addition to other rights set forth herein, AT&T shall have the right to:

a.	Gather information relating to access, including Supplier’s access, to AT&T networks and Information Resources. This information may be collected, retained and analyzed by AT&T to identify potential security risks without further notice. This information may include trace files, statistics, network addresses, and the actual data or screens accessed or transferred.

b.	Immediately suspend or terminate any interconnection if AT&T, in its sole discretion, believes there has been a breach of security or unauthorized access to or misuse of AT&T data facilities or Information.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

EXHIBIT E

ACCEPTANCE CERTIFICATE TEMPLATE

Customer: AT&T

Contract Reference: Master Services Agreement between AT&T Services, Inc. and                             , Contract No.                     , effective as of                                         .

Effective Date of Delivery:

(for the Services indicated/set forth below)                      [Month]     , 200

Service Delivered (check one): Service to reflect what is documented within the Service Exhibit

            [Insert Description of Service Delivered]

            [Insert Description of Service Delivered]

            [Insert Description of Service Delivered]

Statement of Acceptance/Rejection:

The above Service(s) has/have been reviewed, tested and is/are hereby accepted/rejected by AT&T as of the date below.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

If Service(s) was Accepted with conditions OR Rejected, the conditional terms for Acceptance and/or the reason for rejection follows:

Accepted/Rejected: (circle one)

Date	Signature

Printed Name	Title

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

EXHIBIT F

WORK ORDER FORM

Work Order No.

to the Master Services Agreement Numbered

The Service or Product to be provided under this Work Order are subject to the terms and conditions of the Master Services Agreement Numbered              dated              and the Services Exhibit Numbered              .S.001 dated              between [insert Supplier Name], (hereinafter referred to as “Supplier”) and AT&T Services, Inc., on behalf of itself and its Affiliates, (“AT&T”) (“Agreement”).

Work Order Description and Acceptance Criteria
Supplier will <<WORK ORDER IS NOT USED FOR CUSTOM PRODUCT OR CUSTOM MODIFICATIOS>>.

Requirements to be attached to this Work Order
Illustrative examples: General requirements HTML Portal requirements WML Portal requirements SMS requirements Admin Tool(s) requirements Etc.

Estimated Completion Date
Supplier will use commercially reasonable efforts to provide the materials, reports on or before . Any changes this date will be mutually agreed to by the parties in writing.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Amount (if any)
$

Invoicing and Payment

Upon Acceptance, Supplier shall invoice AT&T the amount set forth above and AT&T shall pay Supplier for the Service/Product in accordance with Section 5 Invoicing and Payment of the Agreement. All prices are in USD unless otherwise noted and are premised upon the terms and conditions stated in the Agreement.

.

IN WITNESS WHEREOF, authorized representatives of the Parties have executed this Work Order to be executed as of the last date set forth below.

AT&T Services, Inc.	<<Insert Supplier name>>

By:	By:

Printed Name:	Printed Name:

Its:	Its:

Date:	Date:

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

EXHIBIT G

WORK REQUEST PROCESS

Work Request Process

by and between

AT&T and Motricity

October 2008

Prepared by AT&T

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

1. Introduction

AT&T and Supplier are implementing a work request process that is fast and efficient to provide for types of items listed below (collectively referred to as “Work”):

•	The purchase and/or installation of hardware (and related software) that Supplier purchase on behalf of AT&T in providing its Services to AT&T;

•	Ad-hoc maintenance; and

•	The creation of reports.

Supplier.

2. Scope of the Work Request Process

a.	The work request process will be used to manage and approve Work Requests and to identify the scope, schedule, and cost for authorized Work.

b.	Custom Development

Any custom development professional services or requests for new Services that involve determination of work efforts are to be handled under the Services Exhibit No. <<insert number.>>

3. Work Request Process

a.	AT&T Submits a Work Request

An AT&T team member identifies the need to pursue authorized Work under the Agreement. The team member fills out a Work Request and submits it to the AT&T Project Manager (“PM”), or his/her designee. Based on the AT&T PMs’ assessment of the importance of the request, and his/her authorization level to approve the Work Request, the AT&T PM will seek additional approval from AT&T’s upper management (Director level or higher) as appropriate and consistent with the AT&T schedule of authorization.

Once approved by the AT&T PM, the Work Request is sent to the Supplier PM. Within no more than three business days, Supplier will assess the feasibility of the Work Request in terms of scope, schedule,

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

and cost impacts. Once the assessment is complete, AT&T will respond back to Supplier with an approval, disapproval or request for clarification. Any disapproval of Work Requests will need to be documented within the Work Request to be completed by AT&T.

AT&T’s PM will obtain any further internal approvals from AT&T’s upper management the Work Request will be signed and become effective immediately upon the execution of a Work Order by AT&T and Supplier.

4. Acceptance Process

4.1.	Delivery. Supplier will deliver the Work via an agreed upon method, in compliance with the applicable written specifications and acceptance criteria and such Work will be accompanied with an Acceptance Certificate

4.2	AT&T shall have the right to review Work to determine whether the Work conform to the requirements set forth in the respective Work Request and to either: (i) reject the Work if it fails to conform to the requirements set forth in the respective Work Request or (ii) to provide its Acceptance (in whole or in part) if there are no Service Defects.

4.3	If AT&T rejects the Work, AT&T will provide its reasons in writing and Supplier shall, at AT&T’s request, promptly correct all such Service Defects and, thereafter, AT&T shall again have the opportunity to review the Work. If Supplier is not able to correct all Service Defects in the Work within thirty (30) days following receipt of AT&T rejection, AT&T shall have the right to terminate the affected Work Request, in whole or in part, which termination shall be deemed due to Supplier’s default. In the event of any such termination, Supplier shall return all payments previously made to Supplier under this Agreement for the affected Work Request and AT&T shall not be subject to any cancellation charges.

4.4	Acceptance. AT&T may provide its acceptance of the Work via its formal sign off on an Acceptance Certificate or through its Default Acceptance (as defined in below).

4.5	Default Acceptance. Unless Contractor is notified in writing of any failure in meeting its Milestone Deliverables:

i)	within thirty (30) calendar days (or other timeframe documented in writing and agreed upon) after Delivery, or

ii)	upon AT&T’s commercial use

then the Work is deemed Accepted by AT&T (“Default Acceptance”) at the time of Delivery (“Default Acceptance Date”). For purposes of clarity commercial use is not automatically triggered during the timeframe in which AT&T is conducting its Acceptance testing and/or “monitoring” the Work in the production environment.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

5. Invoicing and Pricing Terms.

Upon Acceptance or AT&T’s Default Acceptance, Supplier shall invoice AT&T the Fees set forth in the executed Work Request and AT&T shall pay Supplier for the Work set forth in the Work Request in accordance with Section 4 Invoicing and Payment of the Agreement.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

EXHIBIT H - WORK ORDER FORM

Work Request

AT&T Requestor:	Work Request Control #:

Work Request Name:	Date Received:

Work Request Priority: High/Med/Low

<<Insert Work Request Name and/or Number>>

1 Work Request Information (TO BE COMPLETED BY AT&T)

A. Description of Work to include any requirements

<<Note: any customized development being done on behalf of AT&T must be done under the Service Exhibit No. XXXX.>>

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Requirements to be attached to this Work Request:

General requirements

HTML Portal requirements

WML Portal requirements

SMS requirements

Admin Tool(s) requirements

Etc.

B. Reason for the Work Request and Impact if not implemented

C. Supplier and AT&T Agreements governing this Work Request

Managed Service Agreement No. <<TO BE INSERTED>> and Services Exhibit No. <<TO BE INSERTED>>

2 Scope / Technical Impact Analysis (TO BE COMPLETED BY SUPPLIER)

A. Impact Assessment (Include what Service/system components or operations areas are impacted, if any)

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

B. Cost Detail

C. Payment Schedule – to be approved / modified by AT&T

D. Schedule / Timeline )

E. Resource Impact (Identify what resources are needed to complete the Work.)

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

3. Work Request Review – to be reviewed by AT&T

A.	Reviewers

Name	Title	Date Reviewed

B.	Final Recommendation (APPROVED/DECLINED)

4. Work Request Decision

Approved for the Work identified above in support of the Agreement              (Y/N):

Signatures of AT&T and Supplier:

Name and Title	Signature	Date

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

APPENDICES

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Appendix G- – Initial Supplier Participation Plan

For purposes of this Appendix G, Supplier refers to Supplier.

PRIME SUPPLIER MBE/WBE/DVBE PARTICIPATION PLAN

YEAR REPORTING:	2010

PRIME SUPPLIER NAME:	Motricity, Inc.

ADDRESS:	601 108th AVE NE, Suite 900

Bellevue, WA 98004

COMPANY E-MAIL:	patty.law@motricity.com

TELEPHONE NUMBER:	425.957.6200

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

Supplier will provide AT&T with storefront services and portal services which may include custom application software and related professional services include(e.g. software design, development, engineering, integration, testing, porting), as well as hosting, maintenance and support services.

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM

See Milestones in Section 2 below

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

1.	GOALS

	A. See Milestones in #2 below

	B. MWDVBE Participation Goals

	MINORITY BUSINESS ENTERPRISES (MBEs)	.05%

	WOMAN BUSINESS ENTERPRISES (WBEs)	.05%

	DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)	.05%

C. WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT WITH:

AT&T Mobility LLC	$50,000,000 (Portal $33M, Mall $15M and Custom Dev/Pro Serve$2M)

AT&T Services Inc.

AT&T Operations Inc.

AT&T Midwest

AT&T West (NV)

AT&T West (CA)

AT&T East

AT&T Southwest

AT&T Yellow Pages

ASI (SBC Advanced Solutions)

AT&T Datacomm

AT&T Long Distance

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

AT&T Telecom

AT&T Internet Services

AT&T MSI

Other

Note: Indicate dollar award(s) as it applies to this contract (I.e., AT&T Mobility LLC and/or its Affiliate).

D. WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES:

Not Applicable

*SEE MBE/WBE/DVBE CANCELLATION CLAUSE IN AGREEMENT FOR DEFINITIONS OF MBE, WBE, AND DVBE*

2.	LIST THE PRINCIPAL GOODS AND SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS
During month one (1) – six (6) from the Effective Date of this Agreement, Supplier agrees to:

1)      review its current suppliers to determine whether they are MWDVBE suppliers. If so, Supplier agrees to determine whether such supplier’s products and/or services can transfer to the AT&T Mobility MWDVBE participation goals.

2) determine which of its suppliers are certified as MWDVBE suppliers (see AT&T Mobility Recognized agencies)

3)      consider joining the National Minority Supplier Development Council (http://www.nmsdc.org/ ) and/or other diversity organizations listed at http://wbenc.org/ that will assist Supplier in developing a diversity program

4) continue to look for opportunities with MWDVBE suppliers and identify MWDVBEs to work with

Once Supplier identifies a diversity opportunity with AT&T, Supplier agrees to develop a mentor program or train a MWDVBE’ supplier, within six months of such identification the diversity opportunity with AT&T.

3.	SUPPLIER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL(S). SUPPLIER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

4.	THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SUPPLIER, WILL:

ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN,

SUBMIT SUMMARY REPORTS, AND

COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

NAME:	Patty Law

TITLE:	Procurement Manager

TELEPHONE NUMBER:	425.957.6200

AUTHORIZED SIGNATURE:

DATE:	Effective Date

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

APPENDIX G-1 – PRIME SUPPLIER – MBE/WBE/DVBE PARTICIPATION PLAN

PRIME SUPPLIER MBE/WBE/DVBE PARTICIPATION PLAN

YEAR REPORTING:

PRIME SUPPLIER NAME:

ADDRESS:

SUPPLIER E-MAIL:

TELEPHONE NUMBER:

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

1.	GOALS

A. WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

MINORITY BUSINESS ENTERPRISES (MBEs)

WOMAN BUSINESS ENTERPRISES (WBEs)

DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)

B. WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT WITH:

AT&T MOBILITY

AT&T (NV)

AT&T (CA)

East Region: (Connecticut)

Southwest Region:

(Texas, Oklahoma, Kansas, Missouri, Arkansas)

AT&T Yellow Pages

AT&T Advanced Solutions

AT&T National Data Operations

AT&T Long Distance

AT&T Telecom

AT&T Internet Services

AT&T MSI

AT&T Services

AT&T Operations

Other

Note: Indicate dollar award(s) as it applies to this contract.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

C. WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES:

MINORITY BUSINESS ENTERPRISES (MBEs)

WOMAN BUSINESS ENTERPRISES (WBEs)

DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)

2.	LIST THE PRINCIPAL GOODS AND SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS

DETAILED PLAN FOR USE OF M/WBEs-DVBEs AS SUBCONTRACTORS, DISTRIBUTORS, VALUE ADDED RESELLERS

For every product and service you intend to use, provide the following information. (attach additional sheets if necessary)

Supplier Name	Classification (MBE/WBE/DVBE)	Products/Services to be provided	$ Value	Date to Begin

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

3.	SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL(S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

4.	THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:

ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN,

SUBMIT SUMMARY REPORTS, AND

COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

NAME:

TITLE:

TELEPHONE NUMBER:

AUTHORIZED SIGNATURE:

DATE:

Submit your annual plan to sbcsd@att.com

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Appendix H - MBE/WBE/DVBE Results Report

For purposes of this Appendix H, Supplier refers to Supplier.

M/WBE-DVBE QUARTERLY RESULTS REPORT

FOR THE FOLLOWING AT&T AFFILIATE:

Note: Subcontracting Results should reflect ONLY M/WBE-DVBE dollars directly traceable to sales DURING THE REPORTING QUARTER. Results must be reported individually for each AT&T subsidiary.

THIS SUMMARY REPORT SHOULD BE E-MAILED TO: sbcsd@att.com

1.Reporting Supplier:	2. Contract/ Work Order Number:	3. Report Quarter:
Supplier Name:		This report reflects the utilization of Minority Business Enterprises/Women Business Enterprise/Disabled Veteran Enterprise participation for period
Address:
City, State, Zip:

Contact Name:	(If Available)

Title:		Through

E-Mail:

Date:		(Please indicate dates)

Telephone:

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AT&T Agreement No. 20100607.090.C

Signature:

		PARTICIPATION GOAL			PARTICIPATION ACHIEVEMENT

4.				5.	Actual for Quarter

Annual Goal

					MBE	WBE	DVBE

Percent of Total	MBE	WBE	DVBE	Dollars paid by Prime

Sales				Supplier to Subcontractors

Total Dollars Paid to

Prime Supplier by AT&T

% OF Total AT&T $ Paid by

Prime Supplier to Subcontractors

AT&T SUBCONTRACTING RESULTS

6.	M/WBE-DVBE Subcontractors(S)	Ethnic/Gender	Total Dollars

Name:

Address:		Certifying Agency:

City, State, Zip:		select from the drop down menu to see a list of AT&T recognized agencies

Telephone:

Goods or Services:		If other please specify:

To add additional Subcontractors, copy the entire light gray area and paste directly below this line.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.

M/WBE-DVBE QUARTERLY RESULTS REPORT

FOR THE FOLLOWING AT&T AFFILIATE:

Note: Subcontracting Results should reflect ONLY M/WBE-DVBE dollars directly traceable to sales DURING THE REPORT QUARTER.

Results must be reported individually for each AT&T subsidiary.

THIS SUMMARY REPORT SHOULD BE E-MAILED TO: SBCSD@att.com

1. REPORTING COMPANY: 2. CONTRACT/ 3. REPORT QUARTER:

WORK ORDER This report reflects the utilization of Minority Business Enterprise/

Company Name: NUMBER: Woman Business Enterprise/Disabled Veterans Enterprise

Address: participation for period

City, State, Zip:

through

Contact Name:

(If available)

Title: (Please indicate dates)

E-mail:

Date:

Telephone:

Signature:

PARTICIPATION GOAL PARTICIPATION ACHIEVEMENT

4. 5. Actual for Quarter

MBE WBE DVBE

Annual Goal

Percent of Total MBE WBE DVBE Dollars paid by Prime

Sales Supplier to Subcontractors

Total Dollars Paid to

Prime Supplier by AT&T

% of total AT&T $ Paid by

Prime Supplier to Subcontractors #DIV/0! #DIV/0! #DIV/0!

AT&T - SUBCONTRACTING RESULTS

6. M/WBE-DVBE SUBCONTRACTOR(S) Ethnic/Gender: Total Dollars:

Name:

Address:

City, State, Zip: Certifying Agency:

Telephone: Select from the drop down menu to see a the list of AT&T recognized agencies

Goods or Services:

If other please specify:

To add additional subcontractors, copy the entire light gray area and paste directly below this line.

AT&T Agreement No. 20100607.090.C

Appendix K – Off Shore Service Locations

Country(ies) where services are authorized by AT&T to be performed	Services to be performed at approved Physical Location	Name of Supplier / Subcontractor performing the services
India	Software Development	GlobalLogic, Inc.

PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their

Affiliates and their third party representatives, except under written agreement by the contracting Parties.